                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:


    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        INVESTORS MUNICIPAL CASH FUND
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)



-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


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    (2) Aggregate number of securities to which transaction applies:


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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:


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    (5) Total fee paid:


--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

                                                                    October 1997


Kemper

Important News


                                                           for Fund Shareholders


WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT, HERE IS A BRIEF OVERVIEW OF MAJOR MATTERS TO BE VOTED UPON.

================================================================================

                                      Q&A
                             QUESTIONS AND ANSWERS

Q WHAT IS HAPPENING?

A Zurich Insurance Company, the parent of your Fund's investment manager (Zurich Kemper Investments, Inc. or "ZKI") has entered into an agreement with Scudder, Stevens & Clark, Inc. ("Scudder") whereby Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI") and ZKI will be combined with SKI. Because of the transaction, it is necessary for your Fund to approve a new investment management agreement.


The following pages elaborate on Scudder, the proposed new investment management agreement and the Fund Board's evaluation of Zurich and Scudder. A vote is also being sought on a Rule 12b-1 plan (the provisions of which are the same as in the current Rule 12b-1 plan), if applicable, for your Fund, the election of trustees to the Board of Trustees, the selection of independent auditors, and a change in investment policies to permit a master/feeder fund structure in the future and an amendment to the Agreement and Declaration of Trust, if applicable.


Q WHAT IS SCUDDER?

A Scudder is one of America's oldest and largest investment management firms. It manages assets invested in equities, fixed income and money market instruments in both developed and emerging markets. Scudder provides investment services for open-end and closed-end funds, and private and institutional clients.




Q HOW WILL THE ZURICH/SCUDDER TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?


A Your Fund and your Fund investment will not change. You will still own the same shares in the same Fund. If the new investment management agreement and Rule 12b-1 plans are approved, your Fund shares will not change, the advisory fee rates for your Fund will not change, and, if applicable, the fee rate payable under your Fund's 12b-1 plan will not change.


Zurich and Scudder have committed to provide all resources necessary to provide your Fund with top quality investment management and shareholder services.

                                                            [KEMPER LOGO]

Q WILL THE INVESTMENT ADVISORY AND RULE 12B-1 FEE RATES (IF APPLICABLE) BE THE SAME?



A Yes, the investment advisory and Rule 12b-1 fee rates for your Fund will remain the same.


Q WHAT IS A MASTER/FEEDER FUND?

A Rather than investing directly in a portfolio of securities, a feeder fund is authorized to pool its assets with other mutual funds for investment in a master fund. A purpose of a master/feeder fund structure is to achieve operational efficiencies.

Q HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A After careful consideration, the board members of your Fund, including all of the independent members, recommend that you vote "For" all the items on the enclosed proxy card.

Q WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND THIS PROXY SOLICITATION?

A ZKI--not your Fund--is paying all costs of the Funds' shareholder meeting and proxy solicitation.

Q WHOM DO I CALL FOR MORE INFORMATION?


A Please call Shareholder Services at (800) 537-1988.

                              ABOUT THE PROXY CARD


[PROXY CARD SAMPLE] Because each Fund must vote separately, you are being sent a proxy card for each Fund account that you have.
 Please vote all issues shown on each proxy card that you receive.


 Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each proxy card. On Item 1 (election of trustees), mark--For All, Withhold All or For All Except. If you mark an X in the For All Except box, you should print the name(s) or number(s) relating to the individual(s) for whom you wish to withhold authority. On all other Items, mark--For, Against or Abstain. Then sign, date and return each of your proxy cards in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the proxy card, must sign the proxy card. If you are signing for a corporation, trust or estate, please indicate your title or position.

 We appreciate your continuing support and look forward to serving your future investment needs.
 THANK YOU FOR MAILING YOUR
 PROXY CARD PROMPTLY!

CASH EQUIVALENT FUND
TAX-EXEMPT CALIFORNIA MONEY MARKET FUND
INVESTORS CASH TRUST
INVESTORS MUNICIPAL CASH FUND
222 South Riverside Plaza  Chicago, Illinois 60606

Telephone (800) 537-1988



                                                                October 10, 1997


Dear Shareholder:

As you read in the Questions and Answers (Q & A) on the outside cover, Zurich Insurance Company ("Zurich") has entered into an agreement with Scudder, Stevens & Clark, Inc. ("Scudder") pursuant to which Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"), and your Fund's investment manager, Zurich Kemper Investments, Inc. ("ZKI") will be combined with SKI. Because of the transaction, it is necessary for your Fund to approve a new investment management agreement and, except for Investors Cash Trust, a new Rule 12b-1 Plan.


If the new investment management agreement and Rule 12b-1 Plan are approved, YOUR FUND SHARES WILL NOT CHANGE, THE ADVISORY FEE RATES FOR YOUR FUND WILL NOT CHANGE, AND, IF APPLICABLE, THE FEE RATE PAYABLE UNDER YOUR FUND'S RULE 12B-1 PLAN WILL NOT CHANGE. FURTHER, YOU SHOULD CONTINUE TO RECEIVE THE HIGH QUALITY INVESTMENT MANAGEMENT AND SHAREHOLDER SERVICES THAT YOU HAVE COME TO EXPECT OVER THE YEARS.


Your Fund Board has unanimously approved the proposals and recommends them for your approval. I encourage you to vote in favor of the proposals.

As always, we thank you for your confidence and support.

Sincerely,

/s/ Stephen B. Timbers
Stephen B. Timbers
President                                                         [KEMPER LOGO]

CASH EQUIVALENT FUND
TAX-EXEMPT CALIFORNIA MONEY MARKET FUND
INVESTORS CASH TRUST
INVESTORS MUNICIPAL CASH FUND
222 South Riverside Plaza  Chicago, Illinois 60606

Telephone (800) 537-1988


NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 3, 1997 AND PROXY STATEMENT


                                                                October 10, 1997


To the Shareholders:

You are invited to attend a joint special meeting of shareholders of the following Funds (each a "Fund" and collectively the "Funds"):

      CASH EQUIVALENT FUND ("CEF")
      TAX-EXEMPT CALIFORNIA MONEY MARKET FUND ("TECMF")
      INVESTORS CASH TRUST ("ICT")
      INVESTORS MUNICIPAL CASH FUND ("IMCF")

The meeting will be held in the Presentation Room on the 32nd Floor at the offices of the Funds, 222 South Riverside Plaza, Chicago, Illinois on Wednesday, December 3, 1997 at 2:30 p.m., Chicago time, for the following purposes and to transact such other business as may properly come before the meeting or any adjournment of the meeting:

1. To elect nine (9) Trustees to the Board of Trustees.

2. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

3. To approve or disapprove a new investment management agreement with Scudder Kemper Investments, Inc. ("SKI") (or with Zurich Kemper Investments, Inc. ("ZKI") transferable to SKI).

4. To approve or disapprove a new Rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc. ("ZKDI") [for CEF, TECMF and IMCF only].

5. To approve or disapprove changes in the Fund's fundamental investment policies to permit a master/feeder fund structure.

6. To approve or disapprove an amendment to the Fund's Agreement and Declaration of Trust [for CEF and TECMF only].

The Boards of Trustees of TECMF and IMCF have selected the close of business on September 15, 1997 as the record date for the determination of shareholders of TECMF and IMCF entitled to notice of and to vote at the meeting. The Boards of Trustees of CEF and ICT have selected the close of business on September 17, 1997 as the record date for the determination of shareholders of CEF and ICT entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.
------------------------------------------------------------------------------

The accompanying proxy is solicited by the Boards of Trustees (the "Boards") of the Funds for voting at the joint special meeting of shareholders of the Funds to be held on Wednesday, December 3, 1997, and at any and all adjournments thereof (the "Meeting"). This proxy statement was first mailed to shareholders on or about October 10, 1997.


THE SERIES FUNDS. Each of CEF, ICT and IMCF is a "series company" that issues various series of shares. (Each series also is sometimes described herein as a "Fund.") Each series has its own investment objective and policies and operates independently for purposes of investments, dividends and redemptions.

     The series of CEF are: Money Market Portfolio ("MMP"); Government Securities Portfolio ("GSP") and Tax-Exempt Portfolio ("TEP").


     The series of ICT are: Government Securities Portfolio ("GSP") and Treasury Portfolio ("TP").


     The series of IMCF are: Investors Florida Municipal Cash Fund ("IFLCF"); Investors New Jersey Municipal Cash Fund ("INJCF"); Investors Pennsylvania Municipal Cash Fund ("IPACF") and Tax-Exempt New York Money Market Fund ("TNYMF").

The shareholders of each Fund are being asked to vote on up to six items. On
Item 1 (election of trustees) and Item 2 (ratification of selection of auditors), each Fund will vote in the aggregate and not by series. On Item 3 (approval of new investment management agreement), TECMF will vote separately, and, for CEF, ICT and IMCF, each series will vote separately. On Item 4 (approval of new 12b-1 Plan), TECMF will vote in the aggregate and for CEF and IMCF, each series will vote separately. On Item 5 (approval of a change in the Fund's fundamental investment policies to permit a master/feeder fund), TECMF will vote separately and, for CEF, ICT and IMCF, each series will vote separately. On Item 6 (approval of an amendment to the Fund's Agreement and Declaration of Trust), TECMF will vote in the aggregate and each series of CEF will vote separately. The Board of each Fund recommends an affirmative vote on all items. The vote required to approve each item is described under the section of this proxy statement entitled "Miscellaneous."

The following table indicates which shareholders are solicited with respect to each Item:

------------------------------------------------------------------------
                ITEM                     CEF    TECMF    ICT    IMCF
------------------------------------------------------------------------
 1. Elect Trustees                       X       X       X      X
------------------------------------------------------------------------
 2. Ratify selection of auditors         X       X       X      X
------------------------------------------------------------------------
 3. Approval of New Investment           X       X       X      X
   Management Agreement with Scudder
   Kemper Investments, Inc.
------------------------------------------------------------------------
 4. Approval of New Rule 12b-1 Plan      X       X              X
------------------------------------------------------------------------
 5. Approval of changes in               X       X       X      X
   fundamental investment policy to
   permit master/feeder structure
------------------------------------------------------------------------
 6. Approval of amendment to the         X       X
   Fund's Agreement and Declaration
   of Trust
------------------------------------------------------------------------

The Board of TECMF and IMCF have fixed the close of business on September 15, 1997 as the record date for the determination of shareholders of TECMF and IMCF entitled to notice of and to vote at the Meeting. The Board of CEF and ICT have fixed the close of business on September 17, 1997 as the record date for the determination of shareholders of CEF and ICT entitled to notice of and to vote at the Meeting. As of those dates, shares of the Funds were issued and outstanding as follows:


FUND                                                  SHARES
----                                                  ------
CEF
  MMP.............................................  980,537,425
  GSP.............................................  419,485,157
  TEP.............................................  452,694,482
TECMF.............................................   48,276,970
ICT
  GSP.............................................  214,715,120
  TP..............................................   54,652,807
IMCF
  IFLCF...........................................    2,845,170
  INJCF...........................................    3,169,423
  IPACF...........................................    2,685,490
  TNYMF...........................................   75,656,837

INTRODUCTION

On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich will become the majority stockholder in Scudder with an approximately 70% interest, and ZKI will become a wholly-owned subsidiary of, or be combined with, Scudder ("Transaction"). Upon completion of the Transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"). Scudder, a New York-based investment adviser and the investment manager for the Scudder and AARP Funds, has approximately $125 billion under management. ZKI, a Chicago-based investment adviser and the investment manager for the Kemper Funds, and its affiliates have approximately $85 billion under management. The headquarters of SKI will be in New York. Edmond D. Villani, Scudder's Chief Executive Officer, will continue as Chief Executive Officer of SKI and will become a member of Zurich's Corporate Executive Board. Some of the terms of the Transaction are also set forth in a form of second amended and restated Security Holders Agreement ("New SHA") to be entered into among the beneficial owners of the capital stock of Scudder, the Scudder Representatives, Scudder, Zurich, ZKIH and the Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust.

Consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of each Fund's current investment management agreement with ZKI. As required by the 1940 Act, each current investment management agreement provides for its automatic termination in the event of its assignment. Accordingly, as discussed further below, a new investment management agreement between each Fund and SKI is being proposed for approval by shareholders of each Fund.

DESCRIPTION OF THE TRANSACTION.

Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in SKI to a defined contribution plan for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transaction, current Scudder stockholders will have a 29.6% fully diluted equity interest in SKI and Zurich will have a 69.5% fully diluted interest in SKI. Scudder's name will be changed to Scudder Kemper Investments, Inc.

The purchase price for Scudder or for ZKI in the Transaction is subject to adjustment based on the effect on revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.

At the closing, Zurich and the other stockholders of SKI will enter into the New SHA. Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the SKI board and two of the four members of an Executive Committee, which will be the primary management-level committee of SKI. Zurich will be entitled to designate the other four members of the SKI board and the other two members of the Executive Committee.

The names, addresses and principal occupations of the initial Scudder-designated directors of SKI are as follows: LYNN S. BIRDSONG, 345 Park Avenue, New York, New York, Managing Director of Scudder; CORNELIA M. SMALL, 345 Park Avenue, New York, New York, Managing Director of Scudder; and EDMOND D. VILLANI, 345 Park Avenue, New York, New York, President, Chief Executive Officer and Managing Director of Scudder.

The names, addresses and principal occupations of the initial Zurich-designated directors of SKI are as follows: LAWRENCE W. CHENG, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich and a member of the Corporate Executive Board of Zurich; STEVEN M. GLUCKSTERN, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; ROLF HUEPPI, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and MARKUS ROHRBASSER, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and a member of the Corporate Executive Board of Zurich.

The initial Scudder-designated Executive Committee members will be Messrs. Birdsong and Villani (Chairman). The initial Zurich-designated Executive Committee members will be Messrs. Cheng and Rohrbasser.

The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of SKI, effecting a public offering before April 15, 2005, causing SKI to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making changes in SKI's capital structure, dissolving or liquidating SKI, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to SKI stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of SKI, rights of Zurich to repurchase SKI stock upon termination of employment of SKI personnel, and registration rights for stock held by continuing Scudder stockholders.

The Transaction is subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and stockholder approvals from U.S.-registered funds representing 90% of the assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transaction, or any litigation challenging the Transaction that is reasonably likely to result in an injunction or invalidation of the Transaction; and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transaction is expected to close during the fourth quarter of 1997.

ITEM 1. ELECTION OF BOARD OF TRUSTEES

At the Meeting, nine (9) trustees are to be elected to constitute the Board of each Fund. All the nominees, except Messrs. Daniel Pierce and Edmond Villani, were elected to the Board of each Fund at a special meeting of shareholders held on September 19, 1995.

It is intended that the proxies will be voted for the election of the nominees described below. The nominees, if elected, will take office upon consummation of the Transaction and their election and qualification is contingent upon consummation of the Transaction. The term of each person elected as trustee will be from the date of the consummation of the Transaction until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns or is removed as provided in the Agreement and Declaration of Trust of each Fund ("Declaration of Trust"). If the Transaction is not consummated, the current trustees of each Fund will continue to serve as the Fund's Board (which are those identified as such below, along with Mr. Stephen B. Timbers, the president and chief executive officer of ZKI). Since the Funds do not hold annual meetings, trustees will hold office for an indeterminate period.

All the nominees listed below have consented to serve as trustees of the respective Funds, if elected. In case any nominee shall be unable or shall fail to act as a trustee by virtue of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

   NAME (DATE OF BIRTH), PRINCIPAL              YEAR FIRST BECAME
     OCCUPATION AND AFFILIATIONS                    A TRUSTEE
   -------------------------------              -----------------

David W. Belin (06/20/28)                1979 -- CEF; 1987 -- TECMF; 1990
Member, Belin Lamson McCormick           -- ICT, IMCF.
Zumbach Flynn, P.C. (attorneys).
Lewis A. Burnham (01/08/33)              1979 -- CEF; 1987 -- TECMF; 1990
Director, Management Consulting          -- ICT, IMCF.
Services, McNulty & Company; formerly
Executive Vice President, Anchor
Glass Container Corporation.
Donald L. Dunaway (03/08/37)             1980 -- CEF; 1987 -- TECMF; 1990
Retired; formerly Executive Vice         -- ICT, IMCF.
President, A. O. Smith Corporation.
Robert B. Hoffman (12/11/36)             1981 -- CEF; 1987 -- TECMF; 1990
Senior Vice President and Chief          -- ICT, IMCF.
Financial Officer, Monsanto Company;
formerly Vice President, FMC
Corporation; prior thereto, Director,
Executive Vice President and Chief
Financial Officer, Staley
Continental, Inc.
Donald R. Jones (01/17/30)               1988 -- CEF, TECMF; 1990 -- ICT,
Retired; Director, Motorola, Inc.;       IMCF.
formerly Executive Vice President and
Chief Financial Officer, Motorola,
Inc.
Shirley D. Peterson (09/03/41)           1995 -- CEF, TECMF, ICT, IMCF.
President, Hood College; formerly
partner, Steptoe & Johnson
(attorneys); prior thereto,
Commissioner, Internal Revenue
Service; prior thereto, Assistant
Attorney General, U.S. Department of
Justice; Director, Bethlehem Steel
Corp.


   NAME (DATE OF BIRTH), PRINCIPAL              YEAR FIRST BECAME
     OCCUPATION AND AFFILIATIONS                    A TRUSTEE
   -------------------------------              -----------------
*Daniel Pierce (03/18/34)                            Nominee
Chairman of the Board and Managing
Director, Scudder; Director,
Fiduciary Trust Company; Director,
Fiduciary Company Incorporated; Board
member of 14 investment companies
advised by Scudder.
William P. Sommers (07/22/33)            1979 -- CEF; 1987 -- TECMF; 1990
President and Chief Executive            -- ICT, IMCF.
Officer, SRI International; formerly
Executive Vice President, Iameter;
prior thereto, Senior Vice President
and Director, Booz, Allen & Hamilton,
Inc. (Retired); Director, Rohr, Inc.;
Therapeutic Discovery Corp.; and
Litton Industries.
*Edmond D. Villani (03/04/47)                        Nominee
President, Chief Executive Officer
and Managing Director, Scudder.

---------------
* Interested persons of Scudder as defined in the Investment Company Act of 1940.


All the nominees, except Messrs. Pierce and Villani, serve as board members of 26 Kemper Funds. Mr. Pierce and Mr. Villani have each been nominated to serve as a board member of 39 Kemper Funds. A "Kemper Fund" is an investment company for which ZKI or its affiliates serve as investment manager.



The Board of Trustees of each Fund has a nominating committee, the members of which are Messrs. Burnham and Sommers and Ms. Peterson. The nominating committee proposed the nominees for election by the shareholders; and the Board of Trustees, including the non-interested trustees, concurred. The nominating committee met once during each Fund's most recently completed fiscal year (except for CEF, which did not meet). Shareholders wishing to submit the name of a candidate for consideration by the nominating committee should submit their recommendations to the secretary of the applicable Fund.



Each Fund's audit committee is composed of Messrs. Dunaway, Hoffman and Jones. The audit committee met three times during each Fund's most recently completed fiscal year (except for TECMF which met four times during the Fund's most recently completed fiscal year). The audit committee of each Fund makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters and performs such other tasks as the Board of Trustees of that Fund assigns.



The Board of each Fund met six times during the Fund's most recently completed fiscal year (except for TECMF which met eight times during the Fund's most recently completed fiscal year). Each then current trustee attended 75% or more of the respective meetings of the Board and the committees of which he or she was a member that were held during that period.


Each Fund pays trustees who are not interested persons of such Fund a monthly retainer and an attendance fee for each Board meeting and committee meeting attended, plus expense reimbursement. As reflected above, the trustees currently serve as trustees of various investment companies for which ZKI or its affiliates serve as investment manager. Trustees or officers who are "interested persons" receive no compensation from any Fund.


The table below shows, for each trustee entitled to receive compensation from the Funds, the aggregate compensation paid or accrued by each Fund for its most recently completed fiscal year and the total compensation that the Kemper Funds paid or accrued to each trustee during the calendar year 1996.



                                                                              TOTAL
                                                                           COMPENSATION
                                                                           KEMPER FUNDS
                                                                             PAID TO
          NAME OF TRUSTEE               CEF     TECMF     ICT      IMCF    TRUSTEES(2)
          ---------------               ---     -----     ---      ----    ------------
David W. Belin(1)...................  $15,400   $2,700   $3,000   $1,000     $143,400
Lewis A. Burnham....................    6,800   1,800     2,500      900       88,800
Donald L. Dunaway(1)................   12,900   3,000     3,000      900      141,200
Robert B. Hoffman...................    7,000   1,900     2,500      900       92,100
Donald R. Jones.....................    7,100   1,900     2,600      900       92,100
Shirley D. Peterson.................    6,700   1,800     2,500      900       89,800
William P. Sommers..................    6,500   1,800     2,400      800       87,500


---------------

(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds --Zurich Money Market Fund.


(2) Includes compensation for service on the boards of 22 Kemper Funds with 40 fund portfolios. Each trustee currently serves as trustee of 26 Kemper Funds with 47 fund portfolios.

FUND OFFICERS. Information about the executive officers of the Funds, with their respective dates of birth and terms of office indicated, is set forth below.

Philip J. Collora (11/15/45), vice president of the CEF, IMCF and ICT since 03/02/90 and TECMF since 02/25/87, and secretary of each Fund since 01/25/95, is senior vice president and assistant secretary of ZKI.

Jerome L. Duffy (06/29/36), treasurer of CEF since 08/09/85, TECMF since 02/25/87 and ICT and IMCF since 03/02/90, is senior vice president of ZKI.


Charles R. Manzoni, Jr. (01/23/47), vice president of each Fund since 09/04/96, is executive vice president, secretary and general counsel of ZKI; secretary, ZKI Holding Corp.; secretary, ZKI Agency, Inc., and formerly, Partner, Gardner, Carton & Douglas.



John E. Neal (03/09/50), vice president of each Fund since 01/17/96, is president of Kemper Funds Group, a unit of ZKI, and director of ZKI, Zurich Kemper Value Advisors, Inc. ("ZKVA") and Zurich Kemper Distributors, Inc. ("ZKDI").



Robert C. Peck, Jr. (10/01/46), vice president of each Fund since 08/02/97, is executive vice president, chief investment officer-fixed income of ZKI, and formerly, executive vice president and chief investment officer of an unaffiliated investment management firm.



Frank J. Rachwalski, Jr. (03/26/45), vice president of CEF since 01/27/83, TECMF since 05/12/87, and ICT and IMCF since 03/17/90, is senior vice president of ZKI.


John W. Stuebe (01/07/49), vice president of CEF since 01/28/82, is vice president of ZKI.


Stephen B. Timbers (08/08/44), president of each Fund since 03/11/95, is president, chief executive officer, chief investment officer and director of ZKI and director of ZKDI, ZKVA and LTV Corporation; formerly, president and chief operating officer of Kemper Corporation. Mr. Timbers is also trustee of the Funds.


Elizabeth C. Werth (10/01/47), assistant secretary of each Fund since 03/17/90, is vice president of ZKI and vice president and director of state registrations, ZKDI.

The officers of each Fund are elected by the Board of the Fund on an annual basis to serve until their successors are elected and qualified. It is anticipated that, after consummation of the Transaction, the Boards of the Funds will elect new officers who are expected to include persons currently affiliated with Scudder.

SHAREHOLDINGS


Set forth in Exhibit A is the number of shares of each Fund owned beneficially by each trustee and nominee as of August 26, 1997.

As of August 26, 1997, no person is known to the Funds to own beneficially more than five percent of the shares of any class of any Fund, except as shown in Exhibit A.


ITEM 2. SELECTION OF INDEPENDENT AUDITORS

A majority of the members of each Board who are not "interested" persons of the Fund has selected Ernst & Young LLP, independent auditors, to audit the books and records of the Fund for the current fiscal year. This firm has served in this capacity for each Fund since the Fund was organized and has no direct or indirect financial interest in a Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification. A representative of Ernst & Young LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

BOARD OF TRUSTEES RECOMMENDATION

The Board of each Fund recommends that shareholders vote FOR the ratification of the selection of independent auditors.

ITEM 3. NEW INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

Zurich Kemper Investments, Inc. ("ZKI") is the investment adviser and manager for each Fund. ZKI and its indirect parent, Zurich Insurance Company ("Zurich"), entered into a transaction agreement with Scudder, Stevens & Clark, Inc. ("Scudder") whereby Zurich will acquire approximately 70% of Scudder. Upon completion of the Transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI") and ZKI will be combined with SKI.


As discussed above, consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of each Fund's current investment management agreement with ZKI. As required by the 1940 Act, each current investment management agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, a new investment management agreement ("management agreement") between each Fund and SKI is being proposed for approval by shareholders of each Fund. (Depending on the timing of the combination of the Scudder and ZKI organizations, the new investment management agreement may initially be between the Fund and ZKI for some period following the Transaction and then be transferred to SKI without further action on the part of shareholders of the Fund. Accordingly, approval of the new agreement with SKI would also include approval of any interim agreement with ZKI following the assignment of the current agreement. SKI or ZKI, as party to the new investment management agreement, is sometimes referred to in this proxy statement as the "investment manager.") A copy of the form of the new management agreement is attached hereto as Exhibit B.


BOARD OF TRUSTEES RECOMMENDATION

The Board of each Fund met on June 30, 1997, August 1-2, 1997, August 18, 1997, and September 15, 1997 to consider the Transaction and its anticipated effects upon ZKI and the investment management and other services provided to the Funds by ZKI and its affiliates. In addition, the Independent Trustees also met separately with counsel on a number of occasions to discuss the Transaction. On September 15, 1997 the Board of each Fund, including a majority of the trustees who are not parties to such agreement or interested persons of any such party, voted unanimously to approve the new management agreement and to recommend it to shareholders for their approval.

For information about each Board's deliberations and the reasons for its recommendation, please see "Board of Trustees Evaluation" near the end of this
Item 3.

The Board of each Fund recommends that shareholders vote FOR approval of the new management agreement.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT

Each current management agreement provides that the Fund's investment manager acts as investment adviser, manages the Fund's investments, administers the Fund's business affairs, furnishes offices, necessary facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if duly elected to such positions. Under the current management agreement, the Fund agrees to assume and pay the charges and expenses of its operations including, by way of example, the compensation of the trustees other than those affiliated with the investment manager, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of any registrar of the Fund and of the custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.

Listed below are the annual management fee rates payable under the management agreement for each of the Funds, except ICT, which pays .15 of 1%. The investment management fee and the expense limitation are computed for each Fund as follows: for TECMF, based upon average daily net assets of TECMF; for ICT and IMCF, based upon average daily net assets for each series of ICT and IMCF, respectively; for the MMP and GSP series of CEF, based upon average daily net assets of those series in the aggregate; and for TEP series of CEF, which is subject to a separate schedule, based upon average daily net assets of that series, individually.


                APPLICABLE ASSETS                    MANAGEMENT FEE
                -----------------                    --------------
$0 - $500 million................................       .22 of 1%
$500 million - $1 billion........................       .20 of 1%
$1 billion - $2 billion..........................      .175 of 1%
$2 billion - $3 billion..........................       .16 of 1%
$3 billion and over..............................       .15 of 1%


Exhibit E shows the management fees paid by each Fund to ZKI for the Fund's most recently completed fiscal year, except for IFLCF, INJCF, and IPACF, because they recently commenced operations and do not yet have fiscal year data.

With respect to ICT, TECMF and IMCF, each management agreement provides that the Fund's investment manager will reimburse the Fund should the operating expenses of the Fund, including the investment management fee, but excluding taxes, interest, distribution fees, extraordinary expenses and brokerage commissions or transaction costs, and any other properly excludable expenses, exceed on an annual basis the applicable state expense limitations. Currently, there are no state expense limitations in effect. ZKI has agreed to temporarily waive fees and absorb expenses for TNYMF and ICT in addition to the limitations described above.

With respect to CEF, the management agreement provides that the investment manager will reimburse the Fund should operating expenses of the Fund exceed on an annual basis for the MMP and GSP series, in the aggregate, .90 of 1% of the first $500 million; .80 of 1% of the next $500 million; .75 of 1% of the next $1 billion and .70 of 1% thereafter and for the TEP series 1.5% of the first $30 million of average daily net assets and 1% thereafter. For this purpose, operating expenses include the investment management fee but exclude interest, taxes, extraordinary expenses, brokerage commissions and transaction costs and distribution fees.

The amounts of waived fees and absorbed expenses for the Funds' most recently completed fiscal year are included in Exhibit G.


Each management agreement provides that the Fund's investment manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Fund's investment manager in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the management agreement.

Each management agreement may be terminated for such Fund or series thereof without penalty upon sixty (60) days written notice by either party, or by a majority vote of the outstanding shares of the Fund or series thereof, and automatically terminates in the event of its assignment.

ZKI has acted as investment adviser and manager for each Fund since it commenced public offering of its shares as shown below. Also shown is the date of each current management agreement, the date when the current management agreement was last approved by the trustees and the shareholders of each Fund, the purpose of the last submission to shareholders of the current management agreement and the date to which the current management agreement continues.


                                                    APPROVAL OF CURRENT       CURRENT
                      COMMENCEMENT     DATE OF         AGREEMENT BY          AGREEMENT
                      OF INVESTMENT    CURRENT    -----------------------   CONTINUED BY
        FUND           OPERATIONS     AGREEMENT   TRUSTEES   SHAREHOLDERS   TRUSTEES TO
        ----          -------------   ---------   --------   ------------   ------------
CEF
  MMP................    03/16/79     01/04/96    09/15/97   09/19/95(a)      12/01/98
  GSP................    03/16/79     01/04/96    09/15/97   09/19/95(a)      12/01/98
  TEP................    07/09/82(b)  01/04/96    09/15/97   09/19/95(a)      12/01/98
TECMF................    06/02/87     01/04/96    09/15/97   09/19/95(a)      12/01/98
ICT
  GSP................    09/27/90     01/04/96    09/15/97   09/19/95(a)      12/01/98
  TP.................    12/17/91     01/04/96    09/15/97   09/19/95(a)      12/01/98
IMCF
  IFLCF..............    05/21/97     01/04/96    09/15/97   05/20/97(c)      12/01/98
  INJCF..............    05/21/97     01/04/96    09/15/97   05/20/97(c)      12/01/98
  IPACF..............    05/21/97     01/04/96    09/15/97   05/20/97(c)      12/01/98
  TNYMF..............    12/13/90     01/04/96    09/15/97   09/19/95(a)      12/01/98


---------------
(a) The current management agreement was last submitted to shareholders for approval in connection with the Zurich/Kemper merger.

(b) As successor to Tax-Exempt Money Market Fund.

(c) The current management agreement was last submitted to shareholders for approval by the initial shareholder (i.e., ZKI) immediately prior to the commencement of the public offering of shares.

NEW INVESTMENT MANAGEMENT AGREEMENT


The new investment management agreement for each Fund is substantially similar to the current investment management agreement. While the form of the agreement is different (i.e., a form generally used by Scudder), there is no material difference in the substance of the obligations of the investment manager under the agreement except that, under a separate agreement with Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, SFAC, rather than the Fund's investment manager, will compute the net asset value for each Fund. SFAC will not charge the Funds for this service and has no current intention to do so; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under the agreement. In addition, the management fee under the new agreement is paid at the end of each month and is computed as 1/12 of the applicable annual rate based upon the average daily net assets for such month; whereas, under the current agreement, the management fee is paid at the end of each month and is computed at the annual rate based upon the average daily net assets. While the annual rates are the same under the current and new agreements, depending upon the level of net assets at any time, the fees paid may differ. Also, for each Fund except CEF, the expense limitation has been deleted because there are no longer any state expense limitations in effect.


The new management agreement for each Fund will be dated as of the date of the consummation of the Transaction, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. The new management agreement will be for an initial term ending on the same date as would the current management agreement but for the Transaction, and may continue thereafter from year to year if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of such Fund, as defined under the 1940 Act, or by the Board and, in either event, the vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

BOARD OF TRUSTEES EVALUATION

On June 27, 1997, the Board of each Fund was informed of the Transaction. Thereafter, each Board was given extensive information about the Transaction and Scudder. The Boards met with senior management personnel of Zurich and Scudder and had extended discussions regarding Zurich's and Scudder's plans for ZKI, SKI and the Funds. Throughout the process, the Independent Trustees of each Board had the assistance of legal counsel, who prepared, among other things, an analysis of the Board's fiduciary obligations. The Boards met on June 30, 1997, August 1-2, 1997, August 18, 1997 and September 15, 1997 to consider the Transaction and its effects on the Funds. The Independent Trustees also met separately with counsel on a number of occasions to discuss the Transaction. As a result of its review and consideration of the Transaction and the proposed new management agreements, at its meeting on September 15, 1997, the Board of each Fund voted unanimously to approve the new management agreement and to recommend it to the shareholders of each Fund for their approval.

In connection with its review, each Board obtained substantial information regarding: the management, financial position and business of Scudder; the history of Scudder's business and operations; the investment performance of the investment companies and private accounts advised by Scudder; the anticipated effect of the Transaction on the Funds and their shareholders; and future plans of Zurich and Scudder with respect to ZKI, SKI and the Funds. Each Board also received information regarding the terms of the Transaction and comprehensive financial information, including: employment agreements with senior Scudder executives; incentive stock compensation to be given to key ZKI personnel; and anticipated SKI management and board of directors.

In connection with their deliberations, the Boards of the Funds obtained certain assurances from Zurich and Scudder, including the following:

- Zurich and Scudder have provided to the Boards such information as is reasonably necessary to evaluate the new management and other agreements.

- Zurich looks upon SKI as the core of Zurich's global asset management strategy. With that focus, Zurich will devote to SKI and its affairs all attention and resources that are necessary to provide for each Fund top quality investment management, shareholder, administrative and product distribution services.

- Scudder looks upon the Kemper Funds as a core part of Scudder's global asset management strategy. With that focus, Scudder will devote to the Kemper Funds and their affairs all attention and resources that are necessary to provide for each Fund top quality investment management, shareholder, administrative and product distribution services.

- The Transaction will not result in any change in any Fund's investment objectives or policies.

- The Transaction is not expected to result in any adverse change in the investment management or operations of the Funds; and neither Zurich nor Scudder plans to make any material change in the manner in which investment advisory services or other services are rendered to each Fund which has the potential to have a material adverse effect upon any Fund.

- Zurich and Scudder are committed to the continuance, without interruption, of services to the Funds of the type and quality currently provided by ZKI and its subsidiaries, or superior thereto.

- Zurich and Scudder plan to maintain or enhance the SKI facilities and organization.

- In order to retain and attract key personnel, Zurich and Scudder intend for SKI to maintain overall compensation policies and practices at market levels or better.

- Zurich and Scudder intend to maintain the distinct brand identity of the Kemper and Scudder Funds and are committed to strengthening and enhancing both brands and the distribution channels for both families of Funds, while maintaining their separate brand identity.

- Scudder has in place a detailed and comprehensive plan of action to effectively deal with the year 2000 issue for all SKI operations. The Kemper Funds will not be transferred from their current systems unless certain conditions are met.

- Zurich and Scudder will promptly advise the Boards of decisions materially affecting the SKI organization as they relate to the Funds. Neither this, nor any of the other above commitments will be altered by Zurich or Scudder without the Board's prior consideration.

Zurich and Scudder assured each Board that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the Transaction, at least 75% of the board members of the investment company must not be "interested persons" of such investment adviser. The composition of the Board of each Fund, currently and as proposed, would be in compliance with this provision of Section 15(f). (See Item 1--"Election of Board of Trustees.") Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the Transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Zurich and Scudder are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on any Fund as a result of the Transaction. Zurich and Scudder have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on any Fund as a result of the Transaction. In furtherance thereof, ZKI has undertaken to pay the costs of preparing and distributing proxy materials to and of holding the meetings of the Funds' shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Funds and the Independent Trustees, and Zurich has agreed to indemnify each Fund and the Independent Trustees for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify each Fund and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

In evaluating each new management agreement, each Board took into account that the fees and expenses payable by each Fund under the new management agreement are the same as under the current management agreement, that the services provided to the Fund are the same (except for services to be provided under a separate Fund Accounting Agreement as described above) and that the other terms are substantially similar. Each Board also took into consideration the extent to which portfolio managers and research personnel would continue their functions with SKI. Each Board also considered Scudder's representation that the Funds' shareholder service providers and the terms of the shareholder service agreements were not being proposed to be changed. Each Board noted that, in previously approving the continuation of the current management agreements, the Board had considered a number of factors, including the nature and quality of services provided by ZKI; investment performance, both of the Fund itself and relative to that of competitive investment companies; investment management fees and expense ratios of the Fund and competitive investment companies; ZKI profitability from managing the Funds; fall-out benefits to ZKI from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of ZKI; and the potential benefits to ZKI and to the Funds and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

The Board discussed the Transaction with the senior management of ZKI, Scudder and Zurich and among themselves. The Board considered that Zurich is a large, well-established company with substantial resources, and, as noted above, has undertaken to devote such resources to SKI as are necessary to provide each Fund with top quality services. The Board also considered that Scudder is a large, well-established investment advisory firm with a substantial number of highly rated funds.

As a result of their review and consideration of the Transaction and the new management agreements, at its meeting on September 15, 1997, the Board of each Fund voted unanimously to approve the new management agreement and to recommend it to the shareholders of the Fund for their approval.

The Board of each Fund recommends that shareholders vote FOR approval of the new management agreement.

ITEM 4. NEW RULE 12B-1 DISTRIBUTION PLAN [FOR CEF, TECMF AND IMCF ONLY.]

INTRODUCTION


Rule 12b-1 under the 1940 Act (the "Rule"), provides, among other things, that an investment company (mutual fund) may bear expenses of distributing its shares only pursuant to a plan (a "Rule 12b-1 Plan") adopted in accordance with the Rule. Pursuant to an administration, shareholder services and distribution agreement ("distribution agreement"), Zurich Kemper Distributors, Inc. ("ZKDI") serves as distributor, administrator and principal underwriter to CEF, TECMF and IMCF to provide information and services for existing and potential shareholders. Since the distribution agreement provides for fees that are used by ZKDI to pay for distribution and administration services, the distribution agreement and the plan contained therein are approved and reviewed in accordance with Rule 12b-1.


Consummation of the Transaction may constitute an "assignment," as that term is defined in the 1940 Act, of each Fund's Rule 12b-1 Plan, which provides for its automatic termination in the event of its assignment. In anticipation of the Transaction a new Rule 12b-1 Plan is being submitted for shareholder approval of the shareholders of CEF, TECMF and IMCF. THE NEW RULE 12B-1 PLAN IS ON THE SAME TERMS AS THE FUND'S CURRENT RULE 12B-1 PLAN. A form of the new Rule 12b-1 Plan for each Fund is attached hereto as Exhibit C. NO CHANGE IN FEES IS BEING PROPOSED.

On September 15, 1997, the Board of each Fund, including a majority of the "non-interested" trustees, voted unanimously to approve the new Rule 12b-1 Plan for each Fund, and directed that it be submitted to the shareholders of each Fund at the Meeting, along with a recommendation that they approve the Rule 12b-1 Plan.

If the new Rule 12b-1 Plan is approved by a Fund (or series thereof), it will become effective for that Fund (or series thereof) and will replace the current Rule 12b-1 Plan upon consummation of the Transaction.

DESCRIPTION OF THE NEW RULE 12B-1 PLAN


As noted above, a form of the new Rule 12b-1 Plan is attached as Exhibit C and this summary is qualified in its entirety by reference to Exhibit C. THE NEW RULE 12B-1 PLAN DESCRIBED BELOW IS ON THE SAME TERMS AS THE CURRENT RULE 12B-1 PLAN for CEF, TECMF and IMCF.


Under each Fund's new Rule 12b-1 Plan, ZKDI shall appoint various financial services firms, such as broker-dealers or banks, to provide cash management services for their customers or clients through the Fund. The firms are to provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to the firms' clients. For its services under the distribution agreement, ZKDI receives annual fees as a percentage of average daily net assets, payable monthly, at the rates shown below. The fees are accrued daily as an expense of the Funds.


                     FUND                         FEE RATE
                     ----                         --------
CEF -- MMP and GSP............................    .38 of 1%
CEF -- TEP....................................    .33 of 1%
TECMF.........................................    .33 of 1%
IMCF..........................................    .50 of 1%


ZKDI has related services agreements with various broker-dealer firms to provide cash management and other services for Fund shareholders. ZKDI also has services agreements with banking firms to provide such services, except for certain underwriting or distribution services which the banks may be prohibited from providing under the Glass-Steagall Act, for their clients who wish to invest in the Fund. ZKDI normally pays such firms at annual rates shown below for the accounts of the Funds that the firms maintain and service. ZKDI may in its discretion pay certain firms additional amounts. ZKDI may elect to keep a portion of the total distribution fee to compensate itself for functions performed for the Funds or to pay for sales materials or other promotional activities.

                 FUND                       RATE OF PAYMENTS TO FIRMS
                 ----                       -------------------------
CEF
  MMP..................................    .15 of 1% to .40 of 1%
  GSP..................................    .15 of 1% to .40 of 1%
  TEP..................................    .15 of 1% to .33 of 1%
TECMF..................................    .15 of 1% to .33 of 1%
IMCF...................................    .50 of 1%

The table below shows, for each Fund, the date the Rule 12b-1 Plan was adopted, the date last approved by the trustees and the date to which it continues.


                                            RULE 12B-1 PLAN
                              -------------------------------------------
                                DATE        APPROVAL BY          DATE
           FUND               ADOPTED        TRUSTEES        CONTINUED TO
           ----               -------       -----------      ------------
CEF
  MMP.....................    01/04/96       09/15/97          12/01/98
  GSP.....................    01/04/96       09/15/97          12/01/98
  TEP.....................    01/04/96       09/15/97          12/01/98
TECMF.....................    01/04/96       09/15/97          12/01/98
IMCF
  IFLCF...................    05/21/97       09/15/97          12/01/98
  INJCF...................    05/21/97       09/15/97          12/01/98
  IPACF...................    05/21/97       09/15/97          12/01/98
  TNYMF...................    01/04/96       09/15/97          12/01/98


As principal underwriter for the Funds, ZKDI acts as agent of the Funds in the sale of their shares. ZKDI pays all its expenses under the distribution agreement including, without limitation, services fees to firms. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and ZKDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. ZKDI also pays for supplementary sales literature and advertising costs.


Since the fees payable to ZKDI under the distribution agreement are based upon percentages of the average daily net assets as provided above and not upon the actual expenditures of ZKDI, the expenses of ZKDI, which may include overhead expense, may be more or less than the fees received by it under the distribution agreement. If the distribution agreement is terminated in accordance with its terms, the obligation of the Fund to make payments to ZKDI pursuant to the distribution agreement will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by ZKDI in excess of its fees under the distribution agreement, if for any reason the distribution agreement is terminated in accordance with its terms. Future fees under the distribution agreement may or may not be sufficient to reimburse ZKDI for its cumulative expenses incurred.


The table below shows the amounts paid by each Fund to ZKDI under the distribution agreement for the most recent fiscal year of that Fund.

Information is not provided for IFLCF, INJCF and IPACF because they recently commenced operations and do not yet have fiscal year data.


                                   FISCAL       RULE 12B-1 PLAN FEES
              FUND                YEAR END      PAID BY FUND ($000)
              ----                --------      --------------------
CEF
  MMP...........................  07/31/97            $ 5,609
  GSP...........................  07/31/97              2,796
  TEP...........................  07/31/97              2,107
TECMF...........................  09/30/96                349
TNYMF...........................  03/31/97                 71(a)


---------------

(a) Net of expense absorption.


The new Rule 12b-1 Plan will be in effect for an initial term ending on the same date as would the current Rule 12b-1 Plan but for the Transaction and may continue thereafter from year to year for a Fund (or series thereof) if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of that Fund (or series thereof), as defined under the 1940 Act, or by the Board, including, in either event, the vote of a majority of the "non-interested" trustees, cast in person at a meeting called for such purpose.

Pursuant to the new Rule 12b-1 Plan, ZKDI will prepare reports to the Board of a Fund on a quarterly basis showing the amounts paid to the various firms and such other information as from time to time the Board may reasonably request. The Rule requires the Board to review such reports at least quarterly.

In approving the new Rule 12b-1 Plan, the Board of each Fund determined, as with the current Rule 12b-1 Plan, that there is a reasonable likelihood that the new Rule 12b-1 Plan would benefit the Fund and its shareholders. In doing so, each Board considered several factors, including that the new Rule 12b-1 Plan would
(i) enable investors to choose the purchasing option best suited to their individual situations, thereby encouraging current shareholders to make additional investments in each Fund and attracting new investors and assets to the Funds to the benefit of each Fund and its shareholders, (ii) facilitate distribution of each Fund's shares, (iii) help maintain the competitive position of each Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements, and (iv) permit possible economies of scale through increased Fund size.

BOARD OF TRUSTEES RECOMMENDATION

As a result of its consideration of the foregoing factors, the Board of each Fund voted unanimously to approve the new Rule 12b-1 Plans and to submit them to the shareholders for their approval.

The Board of each Fund recommends that shareholders vote FOR approval of the new Rule 12b-1 Plan.

ITEM 5. CHANGES TO EACH FUND'S FUNDAMENTAL INVESTMENT POLICIES TO PERMIT A MASTER FUND/FEEDER FUND STRUCTURE


For greater investment flexibility, ZKI has recommended that each Fund make certain changes to its fundamental investment policies to permit the Fund to invest all or substantially all of its investable assets, except to the extent required to remain uninvested to satisfy near-term cash requirements, in an open-end management investment company having the same investment objectives and substantially similar policies and restrictions as the Fund (a "Master Fund"). The proposed fundamental investment policies are set forth in Exhibit D.


The proposed changes to each Fund's fundamental investment policies would permit the Fund to adopt a "Master Fund/Feeder Fund Structure." Rather than investing directly in a portfolio of securities, a Fund would be authorized to pool its assets with other mutual funds for investment in a Master Fund, making it a "Feeder Fund." A purpose of such an arrangement is to achieve operational efficiencies, assuming that the assets of the Master Fund are greater than the assets of any individual Feeder Fund. While each Board has not determined that any Fund should convert to a Master Fund/Feeder Fund Structure at this time, each Board believes it could be in the best interests of some or all Funds at some future date, and in that case the Board could do so without further approval by shareholders.


If the proposed changes in the investment policies are approved by shareholders of a Fund, the Fund's Board could vote at some time in the future to convert that Fund into a Feeder Fund under which all or substantially all of the investment assets of the Fund would be invested in a Master Fund. The Feeder Fund would transfer its assets to a Master Fund in exchange for an interest in the Master Fund having the same net asset value as the value of the assets transferred. (The ownership interests of the Fund's shareholders will not be altered by this change.)


Under each Fund's Declaration of Trust, the affirmative vote of the shareholders of the affected series entitled to vote more than fifty percent of the votes entitled to be cast on the matter is required to sell or transfer substantially all of the assets of the Fund. One way to convert a Fund to a Master Fund/Feeder Fund Structure is through a sale or transfer of assets. Thus, approval to convert a Fund into a Master/Feeder Fund Structure through a sale or transfer of assets requires, under a conservative interpretation of each Fund's Declaration of Trust, the affirmative vote of a majority of the shares of the Fund (or the affected series of the Fund, if applicable). Approval of Item 5 by shareholders is also, therefore, deemed to constitute approval of the Board's discretionary authority to convert a Fund into a Master Fund/Feeder Fund Structure through a sale or transfer of assets.

Any Master Fund in which a Feeder Fund would invest would be required to have the same investment objective and substantially similar policies and restrictions as the Feeder Fund. Accordingly, by investing in a Master Fund, a Feeder Fund would continue to pursue its present investment objectives and policies in substantially the same manner as it does currently, except that it would do so through its investment in the Master Fund rather than through direct investments in the types of securities dictated by its investment objectives and policies. The Master Fund, whose shares could be offered to institutional investors in addition to a Feeder Fund, would invest in the same type of securities in which the Fund would have invested directly, providing substantially the same investment results to the Feeder Fund's shareholders. However, the expense ratios, the yields, and the total returns of other investors in the Master Fund may be different from those of the Feeder Fund due to differences in Feeder Fund expenses.


By investing substantially all of its assets in a Master Fund, a Feeder Fund may be in a position to realize directly or indirectly certain economies of scale, in that a larger investment portfolio resulting from multiple Feeder Funds is expected to achieve a lower ratio of operating expenses to net assets. A Master Fund may be offered to an undetermined number of institutional investors. However, there can be no assurance that any such additional investments in a Master Fund by other Feeder Funds will take place or that economies of scale may be realized.



If a Fund invests substantially all of its assets in a Master Fund, the Fund may no longer require active portfolio management services. In this event, if the shareholders of a Fund approve the proposed policy changes and the Board converts the Fund into a Feeder Fund, then the existing investment management agreement may be terminated or no fee would be charged; in such case, the Fund's Board would likely enter into an administration agreement for the provision of certain administrative services to the Fund, likely including those currently provided under the existing investment management agreement, with compensation at such rates as may be approved by the Board.


MASTER FUNDS. The investment objective of any Master Fund would be the same as the investment objective of the applicable Feeder Fund that would invest in it. If a Fund's Board votes to convert a Fund into a Feeder Fund, the Fund's assets will no longer be directly invested in the securities of multiple issuers, but rather will be invested in the securities of a single issuer, i.e., the Master Fund, which would be registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). A Master Fund may have a different Board than the Feeder Fund.

A Feeder Fund may withdraw its investment in a Master Fund at any time if the Board determines that it is in the best interest of the shareholders of the Feeder Fund to do so or if the investment policies or restrictions of the Master Fund were changed so that they were inconsistent with the policies and restrictions of the Feeder Fund. Upon any such withdrawal, the Board of the Feeder Fund would consider what action might be taken, including the investment of all the assets of the Feeder Fund in another pooled investment entity having substantially the same investment objective as the Feeder Fund or the retaining of an investment adviser to directly invest the Fund's assets in accordance with its investment objective and policies. If another pooled investment vehicle with substantially the same investment objective could not be found, it might have a significant impact on the investment of shareholders in the Feeder Fund.

Whenever a Feeder Fund is asked to vote on a proposal by the Master Fund, the Feeder Fund will hold a meeting of shareholders if required by applicable law or its policies, and cast its vote with respect to the Master Fund in the same proportion as its shareholders vote on the proposal.

Once its assets are invested in a Master Fund, a Feeder Fund will value its holdings (i.e., shares issued by the Master Fund) at their fair value, which will be based upon the daily net asset value of the Master Fund. The net income of the Feeder Fund will be determined at the same time and on the same days as the net income of the Master Fund is determined, which are the same time and days that the Feeder Fund uses for this purpose.

TAX CONSIDERATIONS. The implementation of the proposed new Master Fund/Feeder Fund structure is not expected to have any adverse tax effects on the Fund or its shareholders.

Each Feeder Fund would be expected to intend to continue to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Feeder Fund must meet certain income, distribution, and diversification requirements. It is expected that any Feeder Fund's investment in a Master Fund will satisfy these requirements. Provided each Feeder Fund meets these requirements and distributes all of its net investment income and realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, the Feeder Fund will not pay any Federal income or excise taxes.

BOARD OF TRUSTEES RECOMMENDATION

As a result of its consideration of the foregoing facts, the Board of each Fund voted unanimously to approve the change in fundamental investment policies to permit a Master/Feeder fund structure conversion at the Board's discretion and to submit them to the shareholders for their approval.


The Board of each Fund recommends that shareholders vote FOR approval of the new fundamental investment policies permitting conversion, at the Board's discretion, into a Master Fund/Feeder Fund structure.


ITEM 6. AMENDMENT OF AGREEMENT AND DECLARATION OF TRUST [FOR CEF AND TECMF]


The Board, including a majority of the non-interested Trustees (as defined in the 1940 Act), considered and approved, subject to shareholder approval, an amendment to each Fund's Agreement and Declaration of Trust ("Declaration of Trust") that would allow the establishment of a multiple class fund structure. This would permit each Fund to issue classes that would differ as to the allocation of certain expenses, such as distribution and administrative expenses, permitting, among other things, different levels of services or methods of distribution among various classes. While neither the Board nor ZKI has determined that the Funds should offer a multi-class fund structure, the Board believes it to be in the best interests of each Fund to have the flexibility to adopt such a structure at a future date.



Each share of a class of a Series would represent an identical legal interest in the investment portfolio of that Series and have the same rights, except that each class may bear certain expenses specifically related to the distribution of its shares and each class may bear certain other expenses specifically allocated to that class such as transfer agency fees and administrative services fees. Although the legal rights of the classes would be identical, it is likely that the different expenses borne by each class would result in different dividends. Each class would have exclusive voting rights with respect to any plan of distribution adopted for such class pursuant to Rule 12b-1 under the 1940 Act. The classes would also have different exchange privileges. The implementation of a multi-class fund structure would not alter the rights and privileges of the current shareholders, nor would it affect the net asset value of a current shareholder's investment.



If the shareholders approve this proposal, the Declaration of Trust will be amended to allow for the creation of separate classes of shares and to define the effects of the creation of separate classes. The principal change is that
Article III, Section 1, entitled "Division of Beneficial Interest," would be amended to provide, in part, that "The Trustees may, without

Shareholder approval, divide the Shares of any series into two or more classes, shares of each such class having such preferences and special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine." Thereafter, in general, references to "series" would be changed as appropriate to reflect the existence of series and classes and to recognize the preferences, rights and privileges that may arise as a result of the creation of a particular class. By the amendment, shareholders would be giving the Board authority, without further shareholder approval, to create separate classes of shares in the future with such preferences, rights and privileges as the Board may determine. A class of shares may or may not be available to any particular group or type of investor.

In connection with the above amendment of the Declaration of Trust, a clarifying amendment to the Declaration of Trust will be made. The Declaration of Trust currently provides that shareholders may vote to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders. If this proposal is approved, the Declaration of Trust will be amended to delete this provision. This deletion would clarify that issues concerning the institution or maintenance of class action or derivative legal proceedings related to the Fund are not subject to shareholder consideration but will be considered by the Board, the appropriate judicial forum or the plaintiffs, depending upon the circumstances.

BOARD OF TRUSTEES RECOMMENDATION

The Board of CEF and TECMF each recommends that shareholders vote FOR approval of the amendment to the Fund's Agreement and Declaration of Trust.

OTHER INFORMATION

ZKI. Zurich Kemper Investments, Inc. ("ZKI"), 222 South Riverside Plaza, Chicago, Illinois 60606, is the investment manager of each Fund and provides each Fund with continuous professional investment supervision. ZKI is one of the largest investment managers in the country and has been engaged in the management of investment funds for more than forty-nine years. ZKI and its affiliates provide investment advice and manage investment portfolios for the Kemper Funds, affiliated insurance companies and other corporate, pension, profit-sharing and individual accounts representing approximately $85 billion under management. ZKI acts as investment manager or principal underwriter for 32 open-end and seven closed-end investment companies, with 86 separate investment portfolios, representing more than 2.5 million shareholder accounts. ZKI is an indirect subsidiary of Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management ("Zurich").

The investment companies to which ZKI and its affiliates render investment management services, and the related management fees, are identified in Exhibit E.

The names, addresses and principal occupations of the principal executive officer and the directors of ZKI are as follows:

NAME AND ADDRESS                               PRINCIPAL OCCUPATION
----------------                               --------------------
Stephen B. Timbers, Chief Executive      President, Chief Executive
Officer and Director                     Officer and Chief Investment
222 South Riverside Plaza                Officer, ZKI
Chicago, Illinois 60606
John E. Neal, Director                   President, Kemper Funds Group
222 South Riverside Plaza
Chicago, Illinois 60606
William E. Chapman II, Director          President, Kemper Retirement
222 South Riverside Plaza                Plans Group
Chicago, Illinois 60606


TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105 is the Funds' transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Zurich Kemper Service Company ("ZKSC"), an affiliate of ZKI, serves as "Shareholder Service Agent" of the Funds and, as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. IFTC receives as transfer agent, and pays to ZKSC, annual account fees of a maximum of $13 plus out-of-pocket expense reimbursement. For the most recently completed fiscal year, IFTC remitted shareholder service fees to ZKSC as set forth in Exhibit G. It is anticipated that ZKSC will continue to provide transfer agent services after consummation of the Transaction.


ADMINISTRATOR--ICT ONLY. Pursuant to an administrative services agreement ("administrative agreement"), ZKDI provides information and administrative services for shareholders. The administrative agreement provides that ZKDI shall appoint various financial services firms ("firms"), such as broker-dealers and banks, to provide administrative services for their customers or clients who are shareholders of the Fund. The firms are to provide such office space and equipment, telephone facilities and personnel as is necessary or appropriate for providing information and services to Fund shareholders.

ZKDI has related services agreements with various firms to provide administrative services for Fund shareholders. Such services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Fund shares of client account balances, answering routine inquiries regarding the Fund, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. ZKDI also has services agreements with banking firms to provide the above listed services, except for certain distribution services that the banks may be prohibited from providing for their clients who wish to invest in the Fund. ZKDI also may provide some of the above services for the Fund.


The Fund has agreed to pay ZKDI an annual administrative services fees under the administrative agreement, payable monthly, of .10% of average daily net assets of each series of the Fund. ZKDI may elect to keep a portion of the total administrative fee to compensate itself for administrative functions performed for the Fund. ZKDI normally pays firms a monthly service fee at an annual rate that ranges between .05% and .10% of average net assets of those Fund accounts that they maintain and service. The administrative services fees paid by ICT to ZKDI for the most recently completed fiscal year are set forth in Exhibit G. It is anticipated that ZKDI will continue to provide administrative services after consummation of the Transaction.


UNDERWRITER--ICT ONLY. ZKDI is the principal underwriter for the Fund and acts as agent of the Fund in the sale of its shares. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and ZKDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. ZKDI also pays for supplementary sales literature and advertising costs. It is anticipated that ZKDI will continue to serve as ICT's underwriter after consummation of the Transaction.


PORTFOLIO TRANSACTIONS. ZKI is the investment manager for the Funds and ZKI and its affiliates furnish investment management services for the Kemper Funds and other clients including affiliated insurance companies. At times investment decisions may be made to purchase or sell the same investment securities for a Fund and for one or more of the other clients managed by ZKI or its affiliates. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each.


ZKI, in effecting purchases and sales of portfolio securities for the account of a Fund, will implement the Fund's policy of seeking best execution of orders. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to a Fund and ZKI and its affiliates. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of ZKI and its affiliates. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There are normally no brokerage commissions paid for such purchases. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices.


No Fund paid any brokerage commissions during its most recently completed fiscal year.

SKI. It is expected that SKI (including ZKI under SKI's ownership) will implement portfolio transaction policies that are substantially similar to those currently used by the Adviser. In addition, to the maximum extent feasible, it is expected that SKI will place orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 ("SIS") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which will in turn place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from a Fund for this service.


SCUDDER. Scudder, Stevens & Clark, Inc. ("Scudder"), 345 Park Avenue, New York, New York 10154, is one of America's oldest and largest investment management firms. It manages approximately $125 billion in assets globally, about $50 billion of which are invested in equities and the balance in fixed income and money market investments. Scudder manages approximately $45 billion in a variety of open-end and closed-end funds for nearly two million shareholder accounts. The firm also provides investment services for private and institutional clients, such as trusts, endowments, and corporate employee benefit plans. Scudder manages more than $25 billion internationally in both developed and emerging markets. The firm is one of the world's largest managers of pension fund assets invested overseas.



Scudder manages two families of pure no-load mutual funds. The Scudder Family of Funds (approximately $23 billion) comprises 53 money market, bond and equity mutual funds. The AARP Investment Program from Scudder, a family of 15 funds (approximately $14 billion), is designed to address the needs of the more than 33 million members of the American Association of Retired Persons. The balance of the funds under management (approximately $5 billion) comprises offshore, variable life insurance and other kinds of funds.



The investment companies to which Scudder renders investment management services that have similar investment objectives to the Funds, and the related fees, are identified in Exhibit F.


The names, addresses and principal occupations of the principal executive officer and the directors of Scudder are as follows:

          NAME AND ADDRESS                   PRINCIPAL OCCUPATION
          ----------------                   --------------------

Daniel Pierce, Director                Chairman of the Board and
Two International Place                Managing Director, Scudder
Boston, Massachusetts 02110
Edmond D. Villani, Chief Executive     President, Chief Executive
Officer and Director                   Officer and Managing Director,
345 Park Avenue                        Scudder
New York, New York 10154
Stephen R. Beckwith, Director          Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Lynn S. Birdsong, Director             Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Nicholas Bratt, Director               Managing Director, Scudder
345 Park Avenue
New York, New York 10154
E. Michael Brown, Director             Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110
Mark S. Casady, Director               Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110
Linda C. Coughlin, Director            Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110
Margaret D. Hadzima, Director          Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Jerard K. Hartman, Director            Managing Director, Scudder
345 Park Avenue
New York, New York 10154


          NAME AND ADDRESS                   PRINCIPAL OCCUPATION
          ----------------                   --------------------
Richard A. Holt, Director              Managing Director, Scudder
Two Prudential Plaza
180 North Stetson, Suite 5400
Chicago, Illinois 60601
John T. Packard, Director              Managing Director, Scudder
101 California Street
San Francisco, California 94111
Kathryn L. Quirk, Director             Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Cornelia M. Small, Director            Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Stephen A. Wohler, Director            Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110


After consummation of the Transaction, it is anticipated that the principal executive officer and directors of SKI will be as follows:

          NAME AND ADDRESS                   PRINCIPAL OCCUPATION
          ----------------                   --------------------
Lynn Birdsong, Director                Senior Executive
345 Park Avenue                        Officer--International
New York, New York 10154               Operations, SKI
Lawrence Cheng, Director               Member of Corporate Executive
Mythenquai 2                           Board and Chief Investment
8002 Zurich, Switzerland               Officer for Investments and
                                       International Asset Management,
                                       Zurich
Steven Gluckstern, Director            Member of Corporate Executive
Mythenquai 2                           Board and responsible for
8002 Zurich, Switzerland               Reinsurance, Structured Finance,
                                       Capital Market Products and
                                       Strategic Investments, Zurich
Rolf Hueppi, Director                  Chairman and Chief Executive
Mythenquai 2                           Officer, Zurich; Chairman of
8002 Zurich, Switzerland               Board of Directors, SKI
Markus Rohrbasser, Director            Chief Financial Officer and
Mythenquai 2                           Member of Corporate Executive
8002 Zurich, Switzerland               Board, Zurich
Cornelia Small, Director               Senior Executive
345 Park Avenue                        Officer--Investment Management,
New York, New York 10154               SKI

          NAME AND ADDRESS                   PRINCIPAL OCCUPATION
          ----------------                   --------------------
Edmond Villani, Chief                  Chief Executive Officer, SKI
Executive Officer and Director
345 Park Avenue
New York, New York 10154

MISCELLANEOUS

GENERAL

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by ZKI, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of ZKI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, ZKI has retained First Data Corp. to solicit proxies on behalf of each Fund's Board and the boards of the other Kemper Funds, the fee for which will be borne by ZKI. A COPY OF YOUR FUND'S ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE FUND, 222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-621-1048.

PROPOSALS OF SHAREHOLDERS

As Massachusetts business trusts, the Funds are not required to hold annual shareholder meetings, but each will hold special meetings as required or deemed desirable. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the applicable Fund no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Boards of Trustees of the Funds are not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

VOTING, QUORUM

Each share of a Fund is entitled to one vote on each matter submitted to a vote of the Shareholders of that Fund at the Meeting; no shares have cumulative voting rights.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR the election of the persons who have been nominated as trustees for such Fund and FOR Items 2, 3, 4 (if applicable), 5 and 6 (if applicable). Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.


Item 1 (election of trustees) requires a plurality vote of the shares of each Fund. This means that the nine nominees receiving the largest number of votes will be elected. Item 2 (ratification of selection of independent auditors) requires the affirmative vote of a majority of the shares voting on the matter.
Item 3 (approval of new investment management agreement) and Item 4 (approval of new Rule 12b-1 Plan) require the affirmative vote of a "majority of the outstanding voting securities" of the applicable Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Item 5 (approval of change in fundamental investment policies to permit Master Fund/Feeder Fund structure) requires the affirmative vote of the shareholders of the affected series entitled to vote more than 50% of the votes entitled to be cast on the matter. Item 6 (approval of an amendment to the Fund's Agreement and Declaration of Trust) requires the affirmative vote of more than 50% of the shares of each series of the Fund. If an Item is not approved, the Board would consider appropriate action.



On Items 1 and 2, each Fund will vote in the aggregate and not by series or class. On Item 3, TECMF will vote in the aggregate and, for CEF, ICT and IMCF, each series will vote separately. On Item 4, TECMF will vote in the aggregate and, for CEF and IMCF, each series will vote separately. On Item 5, TECMF will vote in the aggregate and, for CEF, ICT and IMCF, each series will vote separately. On Item 6, TECMF will vote in the aggregate and each series of CEF will vote separately, but approval requires the approval of each series.

The Declaration of Trust of each Fund provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares of a Fund constitutes a quorum for that Fund. Thus, the meeting for a particular Fund could not take place on its scheduled date if less than 30% of the shares of that Fund were represented. If, by the time scheduled for the meeting, a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further soliciting of proxies from its shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund as to which the meeting is being adjourned present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the respective Fund's shareholders.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Item 1, abstentions and broker non-votes will have no effect; the nine nominees receiving the largest number of votes will be elected. On Item 2, abstentions and broker non-votes will not be counted as "votes cast" and will have no effect on the result of the vote. On Items 3, 4, 5 and 6, abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Items.

The Board of Trustees of each Fund recommends an affirmative vote on all items.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards of Trustees,
Philip J. Collora
Secretary

                                 EXHIBIT INDEX


Shareholdings.......................................    Exhibit A
  (Trustees and Officers)
  (Holders of More than 5% of a Fund's Shares)
Form of Investment Management Agreement.............    Exhibit B
Form of Administration, Shareholder Services and
  Distribution Agreement............................    Exhibit C
Proposed Fundamental Investment Policies............    Exhibit D
Kemper Funds Net Assets and Management Fees.........    Exhibit E
Investment Objectives and Advisory Fees for Funds
  Advised by Scudder, Stevens & Clark, Inc. ........    Exhibit F
Fees and Expenses...................................    Exhibit G

                                                                       EXHIBIT A

                                 SHAREHOLDINGS


TRUSTEES AND OFFICERS. Set forth below is the number of shares of each Fund owned beneficially by each trustee and nominee as of August 26, 1997. Also shown is the number of shares owned beneficially by the trustees and officers as a group. In each case, the amounts shown are less than 1% of the outstanding shares of each Fund or any series of CEF, ICT or IMCF.



        FUND          BELIN    BURNHAM   DUNAWAY   HOFFMAN   JONES   PIERCE   PETERSON   SOMMERS   TIMBERS   VILLANI
        ----          -----    -------   -------   -------   -----   ------   --------   -------   -------   -------
CEF
 MMP.................  3,392      0       1,025       0        0        0         0           0       0         0
 GSP.................      0      0           0       0        0        0         0           0       0         0
 TEP................. 13,960      0           0       0        0        0         0           0       0         0
TECMF................      0      0           0       0        0        0         0           0       0         0
ICT
 GSP.................      0      0           0       0        0        0         0           0       0         0
 TP..................      0      0           0       0        0        0         0           0       0         0
IMCF
 IFLCF...............      0      0           0       0        0        0         0           0       0         0
 INJCF...............      0      0           0       0        0        0         0           0       0         0
 IPACF...............      0      0           0       0        0        0         0           0       0         0
 TNYMF...............      0      0           0       0        0        0         0       1,155       0         0

                       TRUSTEES AND
                       OFFICERS AS A
        FUND               GROUP
        ----           -------------
CEF
 MMP.................       4,417
 GSP.................           0
 TEP.................      13,960
TECMF................           0
ICT
 GSP.................           0
 TP..................           0
IMCF
 IFLCF...............           0
 INJCF...............           0
 IPACF...............           0
 TNYMF...............       1,155



HOLDERS OF MORE THAN 5% OF A FUND'S SHARES. As of August 26, 1997, no person is known to the Funds to own beneficially more than five percent of the Shares of any Fund (or series thereof) except as shown below.


                                                        NUMBER
       FUND                 NAME AND ADDRESS          OF SHARES    % OF CLASS
       ----                 ----------------          ---------    ----------
CEF--TEP...........  Carl D. Thoma                    32,181,624      7.05
                     140 Melrose Ave.
                     Kenilworth, IL 60043
TECMF..............  Richard C. Solari                 2,589,041      5.72
                     TTEE of the Solari Lane Trust
                     U/A 11-5-74
                     c/o General Service Co.
                     P.O. Box 40
                     Capitola, CA 95010
ICT--GSP...........  Pecos County--Gas Reserve        14,802,106      6.74
                     Barry McCallister, Co Treas.
                     103 W. Callaghan
                     Fort Stockton, TX 79735

                                                        NUMBER
       FUND                 NAME AND ADDRESS          OF SHARES    % OF CLASS
       ----                 ----------------          ---------    ----------
                     Spring Branch Independent
                     School                           14,062,113      6.41
                     District Food Service Account
                     Attn: Elizabeth Bouldin
                     P.O. Box 19432
                     Houston, TX 77224
ICT--TP............  Walker County                     3,786,377      6.59
                     Disbursement Account
                     Attn: Barbara McGilberry
                     1100 University Ave., Rm. 203
                     Huntsville, TX 77340
                     Wharton County General Fund
                     Attn: Gus Wessels, Jr.            8,020,462     13.96
                     100 S. Fulton
                     Box 606
                     Wharton, TX 77488
                     Angelina County General Fund
                     Attn: Jo Ann Denby                8,304,280     14.45
                     P.O. Box 908
                     Lufkin, TX 75902
                     Erath County
                     Workers Compensation              4,158,606      7.23
                     Attn: Donna Kelly
                     Erath County Courthouse
                     100 Graham
                     Stephenville, TX 76401
                     Upper Gwynedd Twp.
                     Capital Contributions             6,015,976     10.47
                     Dennis P. Alig
                     2225 Kriebel Road
                     Lansdale, PA 19446
                     Federated Rural Electric Ins.
                     Co.                               4,626,349      8.05
                     Attn: Phil Irwin
                     P.O. Box 15147
                     Lenexa, KS 66285
IMCF--IFLCF........  Zurich Kemper Investments           596,915     22.88
                     Attn: Accounting Control
                     222 South Riverside Plaza
                     Chicago, IL 60606
                     Zurich Kemper Distributors,
                     Inc.                              2,011,081     77.10
                     Attn: Corp. Acct. 31st Fl.
                     222 S. Riverside Pl.
                     Chicago, IL 60606

                                                        NUMBER
       FUND                 NAME AND ADDRESS          OF SHARES    % OF CLASS
       ----                 ----------------          ---------    ----------
IMCF--INJCF........  Zurich Kemper Investments         2,112,589     80.54
                     Attn: Accounting Control
                     222 South Riverside Plaza
                     Chicago, IL 60606
                     Zurich Kemper Distributors,
                     Inc.                                509,985     19.44
                     Attn: Corp. Acct. 31st Fl.
                     222 S. Riverside Pl.
                     Chicago, IL 60606
IMCF--IPACF........  Zurich Kemper Investments           498,671     19.86
                     Attn: Accounting Control
                     222 South Riverside Plaza
                     Chicago, IL 60606
                     Zurich Kemper Distributors,
                     Inc.                              2,011,053     80.12
                     Attn: Corp. Acct. 31st Fl.
                     222 S. Riverside Pl.
                     Chicago, IL 60606

                                                                       EXHIBIT B

                                    FORM OF

                        INVESTMENT MANAGEMENT AGREEMENT*


                                [NAME OF TRUST]
                           222 SOUTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606

                                                                           , 199

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT
                                [NAME OF SERIES]

Ladies and Gentlemen:

[Name of Trust] (the "Trust") has been established as a Massachusetts business Trust to engage in the business of an investment company. Pursuant to the Trust's Declaration of Trust, as amended from time-to-time (the "Declaration"), the Board of Trustees is authorized to issue the Trust's shares of beneficial
interest, par value $     per share, (the "Shares") in separate series, or
funds. The Board of Trustees has authorized [name of series] (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

The Trust, on behalf of the Fund, has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Fund agrees with you as follows:

1. DELIVERY OF DOCUMENTS. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of

---------------


* For CEF, one investment management agreement will be on behalf of MMP and GSP and another will be on behalf of TEP, and, as noted in the proxy statement, the fees for MMP and GSP are calculated on the basis of those series in the aggregate. To the extent necessary, this form of investment management agreement will be modified accordingly.

Additional Information (the "SAI") relating to the Fund included in the Trust's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund:

(a) The Declaration dated           , 19  , as amended to date.

(b) By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

(c) Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

(d) Establishment and Designation of Series of Shares of Beneficial Interest
dated           , 19  relating to the Fund.

The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

2. PORTFOLIO MANAGEMENT SERVICES. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Trust. You shall also make available to the Trust promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

3. ADMINISTRATIVE SERVICES. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

4. ALLOCATION OF CHARGES AND EXPENSES. Except as otherwise specifically provided in this section 4, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof.

You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 4. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the Trust is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; and costs of shareholders' and other meetings.

You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

5. MANAGEMENT FEE. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, and 4 hereof, the Trust on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of (a) 1/12 of of 1 percent of the average daily net assets as defined below of the Fund for such month; [provided that, for any calendar month during which the average of such values exceeds

$       , the fee payable for that month based on the portion of the average of
such values in excess of $       shall be 1/12 of           of 1 percent of such
portion;] [and provided that, for any calendar month during which the average of
such values exceeds $       , the fee payable for that month based on the
portion of the average of such values in excess of $       shall be 1/12 of
          of 1 percent of such portion;] [SEE PAGE 13 OF PROXY STATEMENT FOR EACH FUND'S MANAGEMENT FEE] over [(b) the greater of (i) the amount by which the
Fund's expenses exceed    % of average daily net assets or (ii)] any
compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.


The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 5, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 5.

[You agree that your gross compensation for any fiscal year shall not be greater than an amount which, when added to other expenses of the Fund, shall cause the
aggregate expenses of the Fund to equal    % of average daily net assets. [WITH
RESPECT TO CEF, FOR THE MMP AND GSP SERIES, IN THE AGGREGATE, .90 OF 1% OF THE FIRST $500 MILLION; .80 OF 1% OF THE NEXT $500 MILLION; .75 OF 1% OF THE NEXT $1 BILLION AND .70 OF 1% THEREAFTER, AND FOR THE TEP SERIES, 1.5% OF THE FIRST $30 MILLION OF AVERAGE DAILY NET ASSETS AND 1% THEREAFTER.] Except to the extent that such amount has been reflected in reduced payments to you, you shall refund to the Fund the amount of any payment received in excess of the limitation pursuant to this section 5 as promptly as practicable after the end of such fiscal year, provided that you shall not be required to pay the Fund an amount greater than the fee paid to you in respect of such year pursuant to this Agreement. As used in this section 5, "expenses" shall mean those expenses included in the applicable expense limitation having the broadest specifications thereof, and "expense limitation" means a limit on the maximum annual expenses which may be incurred by an investment company determined (i) by multiplying a fixed percentage by the average, or by multiplying more than one such percentage by different specified amounts of the average, of the values of an investment company's net assets for a fiscal year or (ii) by multiplying a fixed percentage by an investment company's net investment income for a fiscal year.]

You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

6. AVOIDANCE OF INCONSISTENT POSITION; SERVICES NOT EXCLUSIVE. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

7. LIMITATION OF LIABILITY OF MANAGER. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

8. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall remain in
force until           , 19  , and continue in force from year to year
thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

9. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

10. LIMITATION OF LIABILITY FOR CLAIMS. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[Name of Trust]" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In interpreting the provisions of this Agreement, the definitions contained in
Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                              Yours very truly,

                              [Name of Trust], on behalf of
                                             Fund

                              By:
                                  ----------------------------------------------
                                  President

The foregoing Agreement is hereby accepted as of the date hereof.

                              SCUDDER KEMPER INVESTMENTS, INC.

                              By:
                                  ---------------------------------------------
                                  President

                                                                       EXHIBIT C

                                    FORM OF
                    ADMINISTRATION, SHAREHOLDER SERVICES AND
                             DISTRIBUTION AGREEMENT

AGREEMENT made this        day of          , 199 , by and between
                    , a Massachusetts business trust (the "Fund"), and ZURICH KEMPER DISTRIBUTORS, INC., a Delaware corporation ("ZKDI").

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Fund hereby appoints ZKDI to act as administrator, distributor and principal underwriter for the distribution of shares of beneficial interest (hereinafter called "shares") of the Fund in jurisdictions wherein shares of the Fund may legally be offered for sale; provided, however, that the Fund in its absolute discretion may (a) issue or sell shares directly to holders of shares of the Fund upon such terms and conditions and for such consideration, if any, as it may determine, whether in connection with the distribution of subscription or purchase rights, the payment or reinvestment of dividends or distributions, or otherwise; or (b) issue or sell shares at net asset value to the shareholders of any other investment company, for which ZKDI shall act as exclusive distributor, who wish to exchange all or a portion of their investment in shares of such other investment company for shares of the Fund.

ZKDI shall appoint various broker-dealers and other financial services firms ("Firms") to provide a cash management service for their clients through the Fund. The Firms shall provide such office space and equipment, telephone facilities, personnel, literature distribution, advertising and promotion as is necessary or beneficial for providing information and services to potential and existing shareholders of the Fund and to assist the Fund's shareholder service agent in servicing accounts of the Firm's clients who own Fund shares ("clients"). Such services and assistance may include, but are not limited to, establishment and maintenance of shareholder accounts and records, processing purchase and redemption transactions, automatic investment in Fund shares of client account cash balances, answering routine client inquiries regarding the Fund, assistance to clients in changing dividend options, account designations and addresses, and such other services as the Fund or ZKDI may reasonably request. ZKDI may also provide some of the above services for the Fund directly.

ZKDI accepts such appointment and agrees during the term hereof to render such services and to assume the obligations herein set forth for the compensation herein provided. ZKDI shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. It is understood and agreed that ZKDI, by separate agreement with the Fund, may also serve the Fund in other capacities. The services of ZKDI to the Fund under this Agreement are not to be deemed exclusive, and ZKDI shall be free to render similar services or other services to others.

In carrying out its duties and responsibilities hereunder, ZKDI will, pursuant to separate administration services and selling group agreements ("services agreements"), appoint various Firms to provide administrative, distribution and other services contemplated hereunder directly to or for the benefit of existing and potential shareholders who may be clients of such Firms. Such Firms shall at all times be deemed to be independent contractors retained by ZKDI and not the Fund. ZKDI and not the Fund will be responsible for the payment of compensation to such Firms for such services.

ZKDI will use its best efforts with reasonable promptness to sell such part of the authorized shares of the Fund remaining unissued as from time to time shall be effectively registered under the Securities Act of 1933 ("Securities Act"), at prices determined as hereinafter provided and on terms hereinafter set forth, all subject to applicable Federal and state laws and regulations and to the Agreement and Declaration of Trust of the Fund. The price the Fund shall receive for all shares purchased from the Fund shall be the net asset value used in determining the public offering price applicable to the sale of such shares.

2. ZKDI shall sell shares of the Fund to or through qualified Firms in such manner, not inconsistent with the provisions hereof and the then effective registration statement of the Fund under the Securities Act (and related prospectus), as ZKDI may determine from time to time, provided that no Firm or other person shall be appointed or authorized to act as agent of the Fund without the prior consent of the Fund. In addition to sales made by it as agent of the Fund, ZKDI may, in its discretion, also sell shares of the Fund as principal to persons with whom it does not have services agreements.

Shares of the Fund offered for sale or sold by ZKDI shall be so offered or sold at a price per share determined in accordance with the then current prospectus relating to the sale of such shares except as departure from such prices shall be permitted by the rules and regulations of the Securities and Exchange Commission; provided, however, that any public offering price for shares of the Fund shall be the net asset value per share. The net asset value per share of the Fund shall be determined in the manner and at the times set forth in the then current prospectus of the Fund relating to such shares.

ZKDI will require each Firm to conform to the provisions hereof and the Registration Statement (and related prospectus) at the time in effect under the Securities Act with respect to the public offering price of the Fund's shares, and neither ZKDI nor any such Firms shall withhold the placing of purchase orders so as to make a profit thereby.

3. The Fund will use its best efforts to keep effectively registered under the Securities Act for sale as herein contemplated such shares as ZKDI shall reasonably request and as the Securities and Exchange Commission shall permit to be so registered. Notwithstanding any other provision hereof, the Fund may terminate, suspend or withdraw the offering of shares whenever, in its sole discretion, it deems such action to be desirable.

4. The Fund will execute any and all documents and furnish any and all information which may be reasonably necessary in connection with the qualification of its shares for sale (including the qualification of the Fund as a dealer where necessary or advisable) in such states as ZKDI may reasonably request (it being understood that the Fund shall not be required without its consent to comply with any requirement which in its opinion is unduly burdensome). The Fund will furnish to ZKDI from time to time such information with respect to the Fund and its shares as ZKDI may reasonably request for use in connection with the sale of shares of the Fund.

5. ZKDI shall issue and deliver or shall arrange for various Firms to issue and deliver on behalf of the Fund such confirmations of sales made by it as agent pursuant to this Agreement as may be required. At or prior to the time of issuance of shares, ZKDI will pay or cause to be paid to the Fund the amount due the Fund for the sale of such shares. Certificates shall be issued or shares registered on the transfer books of the Fund in such names and denominations as ZKDI may specify.

6. ZKDI shall order shares of the Fund from the Fund only to the extent that it shall have received purchase orders therefor. ZKDI will not make, or authorize any Firms or others to make, any short sales of shares of the Fund. ZKDI, as agent of and for the account of the Fund, may repurchase the shares of the Fund at such prices and upon such terms and conditions as shall be specified in the current prospectus of the Fund. In selling or reacquiring shares of the Fund for the account of the Fund, ZKDI will in all respects conform to the requirements of all state and Federal laws and the Rules of Fair Practice of the National Association of Securities Dealers, Inc., relating to such sale or reacquisition, as the case may be, and will indemnify and save harmless the Fund from any damage or expense on account of any wrongful act by ZKDI or any employee, representative or agent of ZKDI. ZKDI will observe and be bound by all the provisions of the Agreement and Declaration of Trust of the Fund (and of any fundamental policies adopted by the Fund pursuant to the Investment Company Act of 1940, notice of which shall have been given to ZKDI) which at the time in any way require, limit, restrict or prohibit or otherwise regulate any action on the part of ZKDI.

7. The Fund shall assume and pay all charges and expenses of its operations not specifically assumed or otherwise to be provided by ZKDI under this Agreement. The Fund will pay or cause to be paid expenses (including the fees and disbursements of its own counsel) and all taxes and fees payable to the Federal, state or other governmental agencies on account of the registration or qualification of securities issued by the Fund or otherwise. The Fund will also pay or cause to be paid expenses incident to the issuance of shares of beneficial interest, such as the cost of share certificates, issue taxes, and fees of the transfer agent. ZKDI will pay all expenses (other than expenses which one or more Firms may bear pursuant to any agreement with ZKDI) incident to the sale and distribution of the shares issued or sold hereunder including, without limiting the generality of the foregoing, all expenses of printing and distributing any prospectus and of preparing, printing and distributing or disseminating any other literature, advertising and selling aids in connection with the offering of the shares for sale (except that such expenses need not include expenses incurred by the Fund in connection with the preparation, typesetting, printing and distribution of any registration statement, prospectus or report or other communication to shareholders in their capacity as such) and expenses of advertising in connection with such offering.

8. For the services and facilities described herein, the Fund will pay to ZKDI at the end of each calendar month a distribution services fee computed at an annual rate of

[SEE TABLE ON PAGE 20 OF THE PROXY STATEMENT FOR EACH FUND'S DISTRIBUTION FEE.]

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

The net asset value of each series of shares of the Fund ("Portfolio") shall be calculated in accordance with the provisions of the Fund's current prospectus. On each day when net asset value is not calculated, the net asset value of a share of any Portfolio shall be deemed to be the net asset value of such a share as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

9. ZKDI shall prepare reports for the Board of Trustees of the Fund on a quarterly basis showing amounts paid to the various Firms, the basis for any discretionary payments made to such Firms and such other information as from time to time shall be reasonably requested by the Board of Trustees.

This Agreement shall become effective with respect to the Initial Portfolio on
the date hereof and shall continue until              , 199 and shall continue
from year to year thereafter with respect to each Portfolio, but only so long as such continuance is specifically approved for each Portfolio at least annually by a vote of the Board of Trustees of the Fund including the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in this Agreement or in any agreement related to this Agreement.

This Agreement may not be amended to increase the amount to be paid to ZKDI for services hereunder without the vote of a majority of the outstanding voting securities of each Portfolio of the Fund. All material amendments to this Agreement must in any event be approved by a vote of the Board of Trustees of the Fund including the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in this Agreement or in any agreement related to this Agreement, cast in person at a meeting called for such purpose.

10. This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Fund or by ZKDI on sixty (60) days written notice to the other party. The Fund may effect termination with respect to any Portfolio by a vote of (i) a majority of the Board of Trustees, (ii) a majority of the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in this Agreement or in any agreement related to this Agreement, or (iii) a majority of the outstanding voting securities of a Portfolio.

The terms "assignment", "interested" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of ZKDI to receive payments on any unpaid balance of the compensation described in Section 8 earned prior to such termination.

11. ZKDI will not use or distribute or authorize the use, distribution or dissemination by Firms or others in connection with the sale of the shares any statements, other than those contained in the Fund's current prospectus, except such supplemental literature or advertising as shall be lawful under Federal and state securities laws and regulations, and will furnish the Fund with copies of all such material.

12. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

13. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

14. All parties hereto are expressly put on notice of the Fund's Agreement and Declaration of Trust and all amendments thereto, all of which are on file with the Secretary of The Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. This Agreement has been executed by and on behalf of the Fund by its representatives as such representatives and not individually, and the obligations of the Fund hereunder are not binding upon any of the trustees, officers or shareholders of the Fund individually but are binding upon only the assets and property of the Fund. With respect to any claim by ZKDI for recovery of that portion of the distribution services fees (or any other liability of the Fund arising hereunder) allocated to a particular Portfolio, whether in accordance with the express terms hereof or otherwise, ZKDI shall have recourse solely against the assets of that Portfolio to satisfy such claim and shall have no recourse against the assets of any other Portfolio for such purpose.

15. This Agreement shall be construed in accordance with applicable federal law and the laws of The Commonwealth of Massachusetts.

16. This Agreement is the entire contract between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof.

IN WITNESS WHEREOF, the Fund and ZKDI have caused this Agreement to be executed as of the day and year first above written.

                                          [FUND]

                                          By:
                                                 _____________________

                                          Title:
                                                 _____________________
ATTEST:
        _____________________

Title:
        _____________________
                                          ZURICH KEMPER DISTRIBUTORS, INC.

                                          By:
                                                 _____________________

                                          Title:
                                                 _____________________

ATTEST:
        _____________________

Title:
        _____________________

                                                                       EXHIBIT D

                    PROPOSED FUNDAMENTAL INVESTMENT POLICIES

The following policies are proposed to be changed with respect to each Fund or their individual Portfolios. The proposed additions are underlined.

The Fund or Portfolio may not:

CEF:

  MMP, GSP, AND TEP:

"Purchase securities or make investments other than in accordance with its investment objective and policies, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, AND EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, AND EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

  MMP AND GSP:

"Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF

THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Purchase, in the aggregate with all other Portfolios, more than 10% of any class of securities of any issuer, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND. All debt securities and all preferred stocks are each considered as one class."

"Invest more than 5% of the Portfolio's total assets in securities of issuers (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) which with their predecessors have a record of less than three years continuous operation, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Concentrate more than 25% of the value of the Portfolio's assets in any one industry; provided, however, that the Portfolio reserves freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances or U.S. Government securities in accordance with its investment objective and policies, AND EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

Invest more than 5% of the Portfolio's total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933), AND EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

  TEP:

"Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any industry or in any one state, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND, nor may it enter into a repurchase agreement if more than 10% of its assets would be subject to repurchase agreements maturing in more than seven days."

"Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND. For purposes of this limitation, the Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer."

"Invest more than 5% of the Portfolio's total assets in securities restricted as to disposition under the federal securities laws, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

TECMF:

"Purchase securities or make investments other than in accordance with its investment objective and policies, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Purchase securities (other than securities of the United States Government, its agencies or instrumentalities or of a state or its political subdivisions) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any one industry, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation, AND EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND. For purposes of this limitation, the Fund will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer."

"Invest more than 10% of its total assets in illiquid securities, including repurchase agreements maturing in more than seven days, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER

REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, AND EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, AND EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

IMCF:

  TNYMF, IFLCF, INJCF, AND IPACF:

"Purchase securities (other than securities of the United States Government, its agencies or instrumentalities or of a state or its political subdivisions) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any one industry, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer; except that, as to 50% of the value of the Fund's total assets, the Fund may invest up to 25% of its total assets in the securities of any one issuer, AND EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND. For purposes of this limitation, the Fund will regard as the issuer the entity that has the primary responsibility for the payment of interest and principal."

"Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, AND EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

  TNYMF:

"Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

                                                                       EXHIBIT E


                  KEMPER FUNDS NET ASSETS AND MANAGEMENT FEES


                                        TOTAL NET ASSETS*    MANAGEMENT
                 FUND                      (MILLIONS)          FEE**
                 ----                   -----------------    ----------
Kemper Technology Fund................       $1,063             A
Kemper Total Return Fund..............        3,021             A
Kemper Growth Fund....................        2,738             A
Kemper Small Capitalization Equity
  Fund................................          934             F
Kemper Income and Capital Preservation
  Fund................................          573             B
Kemper National Tax-Free Income Series
  1. Kemper Municipal Bond Fund.......        3,322             C
  2. Kemper Intermediate Municipal
     Bond Fund........................           22             B
Kemper Diversified Income Fund........          779             A
Kemper High Yield Series
  1. Kemper High Yield Fund...........        4,097             A
  2. Kemper High Yield Opportunity
     Fund.............................           --             L
Kemper U.S. Government Securities
  Fund................................        4,163             C
Kemper International Fund.............          472             D
Kemper International Bond Fund........           26             D
Kemper State Tax-Free Income Series
  1. Kemper California Tax-Free Income
     Fund.............................        1,008             B
  2. Kemper New York Tax-Free Income
     Fund.............................          286             B
  3. Kemper Florida Tax-Free Income
     Fund.............................          104             B
  4. Kemper Texas Tax-Free Income
     Fund.............................           12             B
  5. Kemper Ohio Tax-Free Income
     Fund.............................           39             B
  6. Kemper Michigan Tax-Free Income
     Fund.............................            3             B
  7. Kemper New Jersey Tax-Free Income
     Fund.............................            5             B
  8. Kemper Pennsylvania Tax-Free
     Income Fund......................            6             B

                                        TOTAL NET ASSETS*    MANAGEMENT
                 FUND                      (MILLIONS)          FEE**
                 ----                   -----------------    ----------
Kemper Portfolios
  1. Kemper Cash Reserves Fund........       $  208             E
  2. Kemper U.S. Mortgage Fund........        2,960             B
  3. Kemper Short-Intermediate
     Government Fund..................          204             B
Kemper Value Fund, Inc.
  1. Kemper Contrarian Fund...........           78             D
  2. Kemper-Dreman High Return Equity
     Fund.............................          738             D
  3. Kemper Small Cap Value Fund......          273             D
Kemper Adjustable Rate U.S. Government
  Fund................................           82             B
Kemper Blue Chip Fund.................          256             A
Kemper Global Income Fund.............          132             D
Kemper Value+Growth Fund..............           39             I
Kemper Quantitative Equity Fund.......            5             A
Kemper Asian Growth Fund..............            2             J
Kemper Europe Fund....................            4             D
Kemper Aggressive Growth Fund.........           --             F
Zurich Money Funds
  1. Zurich Money Market Fund.........        4,362             G
  2. Zurich Government Money Fund.....          671             G
  3. Zurich Tax-Free Money Fund.......          771             G
Zurich YieldWise Money Fund...........          245             G
Cash Equivalent Fund
  1. Money Market Portfolio...........          971             H
  2. Government Securities
     Portfolio........................          404             H
  3. Tax-Exempt Portfolio.............          445             H
Tax-Exempt California Money Market
  Fund................................          119             H
Cash Account Trust
  1. Money Market Portfolio...........          585             H
  2. Government Securities
     Portfolio........................          545             H
  3. Tax-Exempt Portfolio.............          221             H
Investors Cash Trust
  1. Government Securities
     Portfolio........................          169             K
  2. Treasury Portfolio...............           63             K

                                        TOTAL NET ASSETS*    MANAGEMENT
                 FUND                      (MILLIONS)          FEE**
                 ----                   -----------------    ----------
Investors Municipal Cash Fund
   1. Investors Florida Municipal Cash
      Fund............................           --             H
   2. Investors New Jersey Municipal
      Cash Fund.......................           --             H
   3. Investors Pennsylvania Municipal
      Cash Fund.......................           --             H
   4. Tax-Exempt New York Money Market
      Fund............................           61             H
Kemper High Income Trust..............          215           0.85%
Kemper Intermediate Government
  Trust...............................          269           0.80%
Kemper Municipal Income Trust.........          466           0.55%
Kemper Multi-Market Income Trust......          220           0.85%
Kemper Strategic Municipal Income
  Trust...............................          128           0.60%
The Growth Fund of Spain, Inc.........          264           1.00%
Kemper Strategic Income Fund..........           53           0.85%
Kemper Horizon Fund
   1. Kemper Horizon 20+ Portfolio....           63             A
   2. Kemper Horizon 10+ Portfolio....           63             A
   3. Kemper Horizon 5 Portfolio......           31             A
Investors Fund Series
   1. Kemper Money Market Portfolio...           71           0.50%
   2. Kemper Total Return Portfolio...          697           0.55%
   3. Kemper High Yield Portfolio.....          289           0.60%
   4. Kemper Growth Portfolio.........          487           0.60%
   5. Kemper Government Securities
       Portfolio......................           84           0.55%
   6. Kemper International
      Portfolio.......................          163           0.75%
   7. Kemper Small Cap Growth
       Portfolio......................           69           0.65%
   8. Kemper Investment Grade
       Bond Portfolio.................            2           0.60%
   9. Kemper Value Portfolio..........           21           0.75%
  10. Kemper Small Cap Value
     Portfolio........................           13           0.75%
  11. Kemper Value+Growth Portfolio...           10           0.75%
  12. Kemper Horizon 20+ Portfolio....            4           0.60%
  13. Kemper Horizon 10+ Portfolio....            6           0.60%
  14. Kemper Horizon 5 Portfolio......            3           0.60%
  15. Kemper Blue Chip Portfolio......           --           0.65%
  16. Kemper Global Income
     Portfolio........................           --           0.75%

                                        TOTAL NET ASSETS*    MANAGEMENT
                 FUND                      (MILLIONS)          FEE**
                 ----                   -----------------    ----------
Kemper Target Equity Fund
   1. Kemper Retirement Fund Series
     I................................          117           0.50%
   2. Kemper Retirement Fund Series
     II...............................          173           0.50%
   3. Kemper Retirement Fund Series
     III..............................          127           0.50%
   4. Kemper Retirement Fund Series
     IV...............................          136           0.50%
   5. Kemper Retirement Fund Series
     V................................          137           0.50%
   6. Kemper Retirement Fund Series
     VI...............................           73           0.50%
   7. Kemper Retirement Fund Series
     VII..............................            5           0.50%
   8. Kemper Worldwide 2004 Fund......           36           0.60%


---------------

   * Total Net Assets, in millions, as of the most recent fiscal year end.


  ** Scheduled annual management fees payable to ZKI or its affiliates as a percentage of average daily net assets.



(A) .58 of 1% of the first $250 million, .55 of 1% of the next $750 million, .53 of 1% of the next $1.5 billion, .51 of 1% of the next $2.5 billion, .48 of 1% of the next $2.5 billion, .46 of 1% of the next $2.5 billion, .44 of 1% of the next $2.5 billion and .42 of 1% thereafter.



(B) .55 of 1% of the first $250 million, .52 of 1% of the next $750 million, .50 of 1% of the next $1.5 billion, .48 of 1% of the next $2.5 billion, .45 of 1% of the next $2.5 billion, .43 of 1% of the next $2.5 billion, .41 of 1% of the next $2.5 billion and .40 of 1% thereafter. ZKI has agreed to temporarily reduce its management fee and reimburse or pay certain operating expenses of the Intermediate Municipal, Michigan, New Jersey and Pennsylvania Funds.


(C) .45 of 1% of the first $250 million, .43 of 1% of the next $750 million, .41 of 1% of the next $1.5 billion, .40 of 1% of the next $2.5 billion, .38 of 1% of the next $2.5 billion, .36 of 1% of the next $2.5 billion, .34 of 1% of the next $2.5 billion and .32 of 1% thereafter.


(D) .75 of 1% of the first $250 million, .72 of 1% of the next $750 million, .70 of 1% of the next $1.5 billion, .68 of 1% of the next $2.5 billion, .65 of 1% of the next $2.5 billion, .64 of 1% of the next $2.5 billion, .63 of 1% of the next $2.5 billion and .62 of 1% thereafter.


(E) .40 of 1% of the first $250 million, .38 of 1% of the next $750 million, .35 of 1% of the next $1.5 billion, .32 of 1% of the next $2.5 billion, .30 of 1% of the next $2.5 billion, .28 of 1% of the next $2.5 billion, .26 of 1% of the next $2.5 billion and .25 of 1% thereafter.

(F) Base investment management fee of .65 of 1% of average daily net assets plus or minus an incentive fee based upon the investment performance of the fund as compared with the performance of the Standard & Poor's 500 Stock Index, which may result in a total fee ranging from .35 of 1% to .95 of 1% for the Small Capitalization Equity Fund, or .45 of 1% to .85 of 1% for the Aggressive Growth Fund.



(G) .50% of the first $215 million; .375% of the next $335 million; .30% of the next $250 million; .25% thereafter (on all of the series of Zurich Money Funds in the aggregate). ZKI has agreed to temporarily reduce its management fee to 0% for the Zurich YieldWise Money Fund and reimburse or pay 100% of the Fund's other operating expenses for a period of at least six months from April 17, 1997.



(H) .22% of the first $500 million; .20% of the next $500 million; .175% of the next $1 billion; .16% of the next $1 billion; .15% thereafter (in the case of Cash Equivalent Fund, on the Money Market and Government Securities Portfolios in the aggregate and on the Tax-Exempt Portfolio individually, and, in the case of Cash Account Trust, on all of the series in the aggregate). ZKI has agreed to temporarily absorb operating expenses of the Cash Account Trust portfolios to the extent, if any, that such expenses exceed the following percentages of average daily net assets: Money Market Portfolio (1.00%), Government Securities Portfolio (1.00%) and Tax-Exempt Portfolio (0.95%). In addition, from time to time, ZKI may voluntarily absorb certain additional expenses of the Cash Account Trust portfolios. Also, ZKI has agreed to temporarily waive its management fee and reimburse or pay operating expenses for the current fiscal year to the extent, if any, that total operating expenses exceed .80% of average daily net assets of the New York Fund and .90% of each of the Florida, New Jersey and Pennsylvania Funds.



(I) .72 of 1% of the first $250 million, .69 of 1% of the next $750 million, .66 of 1% of the next $1.5 billion, .64 of 1% of the next $2.5 billion, .60 of 1% of the next $2.5 billion, .58 of 1% of the next $2.5 billion, .56 of 1% of the next $2.5 billion, and .54 of 1% thereafter.



(J) .85 of 1% of the first $250 million, .82 of 1% of the next $750 million, .80 of 1% of the next $1.5 billion, .78 of 1% of the next $2.5 billion, .75 of 1% of the next $2.5 billion, .74 of 1% of the next $2.5 billion, .73 of 1% of the next $2.5 billion, and .72 of 1% thereafter. ZKI has agreed to a reduction of its management fee by .25% until the earlier of May 1, 1997 or the date the Fund's net assets reach $100 million.

(K) .15% of average daily net assets. ZKI has agreed to temporarily waive its management fee and reimburse or pay operating expenses of each portfolio to the extent that such expense exceeds .25% of average daily net assets of the portfolio.



(L) .65 of 1% of the first $250 million, .62 of 1% of the next $750 million, .60 of 1% of the next $1.5 billion, .58 of 1% of the next $2.5 billion, .55 of 1% of the next $2.5 billion, .53 of 1% of the next $2.5 billion, .51 of 1% of the next $2.5 billion and .49 of 1% thereafter.

                                                                       EXHIBIT F


                    INVESTMENT OBJECTIVES AND ADVISORY FEES
              FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC.


                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
MONEY MARKET
 Scudder U.S. Treasury     Safety, liquidity, and  0.500% of           $  398,597,054
   Money Fund              stability of capital    net assets+
                           and, consistent
                           therewith, current
                           income.
 Scudder Cash Investment   Stability of capital    0.500% to           $1,430,623,516
   Trust                   while maintaining       $250 million
                           liquidity of capital    0.450% next
                           and providing current   $250 million
                           income from money       0.400% next
                           market securities.      $500 million
                                                   0.350%
                                                   thereafter+
 Scudder Money Market      High level of current   0.250% of           $  384,509,425**
   Series                  income consistent with  net assets
                           preservation of
                           capital and liquidity
                           by investing in a
                           broad range of
                           short-term money
                           market instruments.
 Scudder Government Money  High level of current   0.250% of           $   36,794,563**
   Market Series           income consistent with  net assets
                           preservation of
                           capital and liquidity
                           by investing
                           exclusively in
                           obligations issued or
                           guaranteed by the U.S.
                           Government or its
                           agencies or
                           instrumentalities and
                           in certain repurchase
                           agreements.
TAX FREE MONEY MARKET
 Scudder Tax Free Money    Income exempt from      0.500% to           $  220,245,241
   Fund                    regular federal income  $500 million
                           taxes and stability of  0.480%
                           principal through       thereafter+
                           investments in
                           municipal securities.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
** Program assets as of 7/31/97.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           High level of current   0.250% of           $   79,695,218**
 Scudder Tax Free Money    income, consistent      net assets
   Market Series           with preservation of
                           capital and liquidity,
                           exempt from federal
                           income tax by
                           investing primarily in
                           high quality municipal
                           obligations.
 Scudder California Tax    Stability of capital    0.500% of           $   68,695,680
   Free Money Fund         and the maintenance of  net assets+
                           a constant net asset
                           value of $1.00 per
                           share while providing
                           California tax payers
                           income exempt from
                           both California state
                           personal and regular
                           federal income tax
                           through investment in
                           high quality, short-
                           term tax-exempt
                           California municipal
                           securities.
 Scudder New York Tax      Stability of capital    0.500% of           $   59,538,652
   Free Money Fund         and income exempt from  net assets+
                           New York state and New
                           York City personal
                           income taxes and
                           regular federal income
                           tax through investment
                           in high quality,
                           short-term municipal
                           securities in New
                           York.
INSURANCE PRODUCTS
 Money Market Portfolio    Stability of capital    0.370% of           $   97,785,626
                           and current income      net assets
                           from a portfolio of
                           money market
                           instruments.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
** Program asset as of 7/31/97.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
AARP FUNDS
 AARP High Quality Money   Current income and      0.350% to           $  412,126,193
   Fund                    liquidity, consistent   $2 billion
                           with maintaining        0.330% next
                           stability and safety    $2 billion
                           of principal, through   0.300% next
                           investment in high      $2 billion
                           quality securities.     0.280% next
                                                   $2 billion
                                                   0.260% next
                                                   $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.100% of
                                                   net assets
 AARP High Quality Tax     Current income free     0.350% to           $  111,264,728
   Free Money Fund         from federal income     $2 billion
                           taxes and liquidity,    0.330% next
                           consistent with         $2 billion
                           maintaining stability   0.300% next
                           and safety of           $2 billion
                           principal, through      0.280% next
                           investment in           $2 billion
                           high-quality municipal  0.260% next
                           securities.             $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.100% of
                                                   net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                       EXHIBIT G

                               FEES AND EXPENSES

                                                    CEF                     TECMF            ICT(A)           TNYMF(B)(C)
                                     ----------------------------------   ---------   ---------------------   -----------
                                        MMP          GSP         TEP                     GSP         TP
                                        ---          ---         ---                     ---         --
Fiscal Year End....................    07/31/97    07/31/97    07/31/97    09/30/96    03/31/97    03/31/97      03/31/97
Management Fees Paid to ZKI........  $2,795,000   1,393,000   1,377,000     232,000     170,000      24,000             0
Effective Management Fee Rate......         .19%        .19         .22         .22         .08         .03             0
Waived Management Fees and Expenses
 Absorbed by ZKI...................  $        0           0           0           0     150,000      98,000        80,000
Shareholder Service Fees Paid by
 IFTC to ZKSC......................  $2,981,000   1,158,000     393,000      57,000      12,000       1,000        33,000
Administrative Service Fees Paid by
 Fund to ZKDI......................         N/A         N/A         N/A         N/A   $ 213,000      81,000           N/A
Effective Administrative Service
 Fee Rate..........................         N/A         N/A         N/A         N/A         .10%        .10           N/A


---------------

(a) ZKI has agreed to temporarily waive a portion of its management fee and absorb operating expenses of each ICT Portfolio to the extent that they exceed .25% of average daily net assets of such Portfolio on an annual basis.



(b) During the year ended March 31, 1997, ZKI agreed to voluntarily absorb certain expenses of TNYMF. This expense absorption was in addition to ZKI's temporary absorption of expenses that exceed .80% of average daily net assets of the Fund.



(c) The other Funds of IMCF (IFLCF, INJCF and IPACF) commenced operations on May 21, 1997.

Thank you

                                           for mailing your proxy card promptly!

================================================================================

                               WE APPRECIATE YOUR
                             CONTINUING SUPPORT AND
                            LOOK FORWARD TO SERVING
                         YOUR FUTURE INVESTMENT NEEDS.

================================================================================

CASH EQUIVALENT FUND

  Money Market Portfolio
  Government Securities Portfolio
  Tax-Exempt Portfolio

TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

INVESTORS CASH TRUST

  Government Securities Portfolio
  Treasury Portfolio

INVESTORS MUNICIPAL CASH FUND

  Investors Florida Municipal Cash Fund
  Investors New Jersey Municipal Cash Fund
  Investors Pennsylvania Municipal Cash Fund
  Tax-Exempt New York Money Market Fund


                                                                         Group C
                                                [LOGO]Printed on recycled paper.

INVESTORS MUNICIPAL CASH FUND               FOR THE JOINT SPECIAL
                                            MEETING OF SHAREHOLDERS
                                            DECEMBER 3, 1997



THE SIGNERS OF THIS PROXY HEREBY APPOINT DONALD L. DUNAWAY AND STEPHEN
B. TIMBERS AND EACH OF THEM, ATTORNEYS AND PROXIES, WITH POWER OF SUBSTITUTION IN EACH, TO VOTE ALL SHARES FOR THE SIGNERS AT THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 3, 1997, AND AT ANY ADJOURNMENTS THEREOF, AS SPECIFIED HEREIN, AND IN ACCORDANCE WITH THEIR BEST JUDGEMENT, ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THIS MEETING.


                Dated_______________, 1997


                Signature(s)  (All registered owners of accounts
                shown to the left must sign.  If signing for a
                corporation, estate or trust, please indicate your
                capacity or title.)
                ---------------------------------------------------



                ---------------------------------------------------
                                Signature(s)            GROUP C




--------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE PROXY CARD BELOW.  SIGN, DATE AND
RETURN IT IN THE ENVELOPE PROVIDED.  TO SAVE THE COST OF ADDITIONAL SOLICITATIONS,
                         PLEASE MAIL YOUR PROXY PROMPTLY.




               PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

IF NO SPECIFICATION IS MADE HEREIN, ALL SHARES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH ON THIS PROXY.

THE PROXY IS SOLICITED BY THE BOARD OF THE FUND WHICH RECOMMENDS A VOTE "FOR" ALL ITEMS.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


1.  To elect the following as trustees:                         For     Withhold     For All
                                                                All       All        Except
                                                                / /       / /         / /

    01) David W. Belin, 02) Lewis A. Burnham, 03) Donald L. Dunaway,
    04) Robert B. Hoffman, 05) Donald R. Jones, 06) Shirley D. Peterson,
    07) Daniel Pierce, 08) William P. Sommers, 09) Edmond D. Villani


    -----------------------------------------------------------------------------------------
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), PLEASE WRITE THAT NOMINEE'S
    NAME OR NUMBER ON THE LINE ABOVE.

2.  To ratify the selection of Ernst & Young LLP
    as independent auditors for the                             For      Against     Abstain
    current fiscal year.                                        / /       / /         / /

3.  To approve a new investment management
    agreement with Scudder Kemper Investments,
    Inc. ("SKI") (or with Zurich Kemper                         For      Against     Abstain
    Investments, Inc., transferable to SKI).                    / /       / /         / /


4.  To approve a new Rule 12b-1
    distribution plan with Zurich                               For      Against     Abstain
    Kemper Distributors, Inc.                                   / /       / /         / /

5.  To approve changes in the Fund's fundamental
    investment policies to permit a master/feeder                For      Against     Abstain
    fund structure.                                             / /       / /         / /

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" ALL ITEMS.

--------------------------------------------------------------------------------